STRATEGIC ALLIANCE AGREEMENT AND
         AGREEMENT FOR THE MUTUAL REFERRAL OF ACQUISITION OPPORTUNITIES


         This STRATEGIC ALLIANCE AGREEMENT AND AGREEMENT FOR THE MUTUAL REFERRAL OF ACQUISITION OPPORTUNITIES (this "Agreement") dated as of July ____, 1998, is entered into by and between MAR MAR REALTY, L.P., a Delaware limited partnership ("MMR") and SONIC AUTOMOTIVE, INC., a Delaware corporation ("SAI").

         WHEREAS, MMR is engaged in, among other things, the business of acquiring, developing, owning and leasing real estate ("Real Properties") associated with franchised motor vehicle dealerships; and

         WHEREAS, SAI is engaged in, among other things, the business of acquiring and operating franchised motor vehicle dealerships, including their tangible and intangible assets ("Dealerships"); and

         WHEREAS, MMR presently does not intend to operate Dealerships; and

         WHEREAS, SAI presently does not intend generally to own Real Properties; and

         WHEREAS, MMR and SAI wish to enter into a strategic alliance to their mutual benefit and create procedures regarding the referral of acquisition opportunities for Real Properties to MMR by SAI and the referral of acquisition opportunities for Dealerships to SAI by MMR; and

         WHEREAS, SAI is the owner of certain Real Properties and of various options to purchase Real Properties as set forth on Exhibit A hereto which SAI is willing to transfer to MMR or Chartown Realty, a North Carolina General Partnership (Chartown) by separate documents; and

         WHEREAS, MMR is desirous of entering into a Contract to Purchase such Real Properties as are owned by SAI and is desirous of accepting an assignment of such options.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. RECITALS AND EXHIBITS. The recitals above and Exhibits A and B hereto are incorporated herein by reference.

SECTION 2. REFERRALS OF DEALERSHIP ACQUISITION OPPORTUNITIES. MMR hereby agrees to refer, in accordance with Section 4 hereof, to SAI any Dealership acquisition opportunity of which MMR becomes aware in connection with the acquisition of Real Properties by MMR. Nothing in this Agreement shall cause or require MMR to make such a referral if such referral would cause MMR to violate any agreement with or duty to third parties, law, regulation or court order or would, in the reasonable judgment of MMR, adversely affect its ability to consummate the acquisition of any particular Real Property. Nothing in this Agreement shall be construed to obligate SAI to act upon such referral.

SECTION 3. REFERRALS OF REAL PROPERTY ACQUISITION OPPORTUNITIES. SAI hereby agrees to refer, in accordance with Section 4 hereof, to MMR any Real Property Acquisition opportunity of which SAI becomes aware in connection with the acquisition of Dealerships by SAI. Nothing in this Agreement shall cause or require SAI to make such a referral if such referral would cause SAI to violate any agreement with or duty to third parties, law, regulations or court order or would, in the reasonable judgment of SAI, adversely affect its ability to consummate the acquisition of any particular Dealership. SAI shall not be obligated to refer any Real Property which it determines to acquire itself. Nothing in this Agreement shall be construed to obligate MMR or to act upon such referral.

SECTION 4. REFERRAL PROCEDURES; NOTICES. In making any referral as contemplated by this Agreement, the party making the referral shall provide to the other party such information regarding the referral opportunity as the referring party, in its sole and unrestricted judgment, determines to provide.

Notices and referrals contemplated by this Agreement may be made in writing or orally and shall be sent as follows (or to such other addresses as the parties hereto shall have identified in writing to their counterparty):

         if to MMR, to:

                  James A Mezzanotte
                  Executive Vice President
                  Mar Mar Realty Trust
                  Independence Office Park
                  Building 2, Suite 111
                  6407 Idlewild Road
                  Charlotte, NC  28212
                  Telephone:        (704) 566-4081
                  Facsimile:        (704) 566-6031

         if to SAI, to:

                  Theodore M. Wright
                  Chief Financial Officer
                  Sonic Automotive, Inc.
                  5401 East Independence Boulevard
                  P. O. Box 18747
                  Charlotte, NC  28212
                  Telephone:        (704) 532-3347
                  Facsimile:        (704) 532-3312


 5    SECTION 5. ADDITIONAL UNDERTAKINGS.
         5.1)     Additional  Undertakings  of MMR. As additional  consideration for the undertakings of Sonic hereunder MMR agrees that during the term of this agreement it will provide or make available to Sonic services as Sonic shall reasonably request from time to time. Such items shall include, without limitation, the following:

                  1.)      Real Estate Development
                            a.)MMR will assist Sonic in identifying sites for
                               additional dealership locations, replacement locations, body shop locations and any other dealership related real estate needs that Sonic may have from time to time.
                            b.)Once a location has been identified and a
                               purchase price agreed to, MMR will use its best efforts to acquire such property either in its own name or Sonic's name. As part of the acquisition of sites MMR will assists in obtaining all zoning changes that may be necessary for the appropriate use of the property.
                            c.)Once a location has been acquired and it has
                               been determined that MMR will be the owner of the property, MMR will work with Sonic to identify, have designed, and construct a facility on the property provided all cost and lease items have been agreed to.
                   2.) Maintenance
                           MMR will assist and advise Sonic with respect to maintenance items on property that Sonic is leasing from MMR and which sonic is responsible for paying for. Such assistance and advice will include identifying providers of service and repairs, providers of facility improvements and general maintenance providers.
                   3.) Inspection Service
                           In conjunction with Sonic's acquisition of new dealerships, and without regard to whether MMR is purchasing the real estate, MMR will arrange for property inspections and environmental reports for Sonic's account.
         5.2) Additional Undertakings of SAI. As additional consideration for the undertakings of MMR hereunder Sonic agrees that the form of lease to be used with MMR for all subsequent real estate acquisitions which has Sonic or an affiliate of Sonic as a tenant, is attached hereto as Exhibit B.
         5.3) Mutual Undertakings. Both parties agree to communicate to the other such opportunities, as may become available from time to time, for the joint purchase of services or purchase of services from the same vendor when to do so will result in volume discounts or other similar savings. Sonic agrees that MMR may pass such volume discounts on to lessees other than Sonic or its affiliates, and MMR agrees to use commercially reasonable efforts to convince its lessees other than Sonic or its affiliates to add to the volume in an effort to increase the amount of such discounts.

SECTION 6. NO AGENCY RELATIONSHIP. Nothing in this Agreement shall be construed as creating any agency relationship among the parties hereto. Each party hereto specifically denies the right and authority of their counterparty and such counterparty's officers, directors, affiliates, agents and attorneys to negotiate any acquisition opportunity on their behalf. Each party hereto acknowledges its entire responsibility to pursue, negotiate and otherwise consummate any acquisition opportunity referred by their counterparty. This Agreement does not create or entitle any party hereto to fees or other remuneration for the provision of referrals contemplated hereby.

SECTION 7. HEADINGS. The paragraph headings are inserted for convenience only and are in no way intended to describe, interpret, define or limit the scope or content of this Agreement or any provision hereof.

SECTION 8. CONSTRUCTION. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. Any disputes regarding the interpretation of any portion of this Agreement shall not be presumptively construed against the drafting party.

SECTION 9. REMEDIES. Both parties hereto may enforce the rights and obligations hereunder via any remedy available to them at law or equity, including, without limitation, the remedy of injunctive relief compelling specific performance of this Agreement. All rights, powers and privileges conferred hereunder upon the parties hereto shall be cumulative. All such rights, powers and remedies may be exercised separately or at once, and no exercise of any right, power or remedy shall be construed to be an election of remedies or shall preclude the future exercise of any or all other rights, powers and remedies granted hereunder or available at law or in equity, except as expressly provided herein.

SECTION 10. NO WAIVER. Neither the failure of either party to exercise any power given such party hereunder nor to insist upon strict compliance with its obligations hereunder, nor any custom or practice of the parties at variance with the terms hereof shall constitute a waiver of either party's right to demand exact compliance with the terms hereof.

SECTION 11. APPLICABLE LAW. With respect to any particular Property, this Agreement shall be construed and interpreted in accordance with the laws of the state in which the Property is located, notwithstanding conflicts of laws or choice of laws principles to the contrary, and otherwise, the Agreement shall be governed by the laws of the State of North Carolina, notwithstanding conflicts of laws or choice of laws principles to the contrary.

SECTION 12. INVALIDITY. If any provision of this Agreement shall be declared invalid or unenforceable, the remainder of this Agreement shall continue in full force and effect.

SECTION 13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

SECTION 14. COUNTERPARTS. This Agreement may be executed in two (2) or more counterparts.

         IN WITNESS HEREOF, MMR and SAI have caused this Agreement to be executed and delivered as of the date first written above.


                                            MAR MAR REALTY, L.P.

                                            BY:     MAR MAR REALTY TRUST

                                            By:     ____________________________
                                                    Benjamin F. Bracy, President


                                            SONIC AUTOMOTIVE, INC.


                                            By:      ___________________________
                                            Name:    ___________________________
                                            Title:   ___________________________

                                    EXHIBIT A

                            SCHEDULE OF REAL PROPERTY


          1. The real property leased to Town and Country Ford, Inc. and located at 5401 East Independence Boulevard in Charlotte, North Carolina which is presently operated as Town and Country Ford

          2. The real property located at 5324 East Independence Boulevard in Charlotte, North Carolina to be utilized as a car wash and detailing shop for Town and Country Ford.

          3. The real property leased to Lone Star Ford, Inc. and located at 8477 North Freeway in Houston, Texas which is presently operated as Lone Star Ford.

          4. The real property leased to Frontier Oldsmobile-Cadillac, Inc. located at 2501 Roosevelt Boulevard West in Monroe, North Carolina which is presently operated as Frontier Oldsmobile-Cadillac.

          5. The real property located at 2752 Laurens Road in Greenville, South Carolina which is presently operated as Century BMW.

          6. The real property located at 2550 Reidville Road (S.C. Highway 296) in Spartanburg, South Carolina which is presently operated as Century BMW.

          7. The real property located at 2424 Laurens Road in Greenville, South Carolina which is presently operated as Heritage Lincoln Mercury.

          8. The real property leased to Sonic Automotive-1400 Automall Drive, Columbus, Inc. located at 1400 Automall Drive in Columbus, Ohio which is presently operated as Hatfield Hyundai-Subaru-Isuzu.

          9. The real property leased to Sonic Automotive-1495 Automall Drive, Columbus, Inc. located at 1495 Automall Drive in Columbus, Ohio which is presently operated as Hatfield Lincoln Mercury.

          10. The real property leased to Sonic Automotive-1500 Automall Drive, Columbus, Inc. located at 1500 Automall Drive in Columbus, Ohio which is presently operated as Toyota West.

          11. The real property leased to Sonic Automotive-3700 West Broad Street, Columbus, Inc. located at 3700 West Broad Street in Columbus, Ohio which is presently operated as Trader Bud's Westside Chysler Plymouth and Hatfield Kia.

          12. The real property leased to Sonic Automotive-4000 West Broad Street, Columbus, Inc. located at 4000 West Broad Street in Columbus, Ohio which is presently operated as Volkswagon West and Jeep/Eagle West.

                                    EXHIBIT B

                                  FORM OF LEASE


                                   [Attached.]

         SECTION 15. TERM. The term of this Agreement shall be for a period of one (1) year from the date hereof. Thereafter this Agreement shall automatically be renewed for successive one (1) year terms unless either party shall give the other written notice of intent not to renew at least thirty (30) days prior to the expiration of the then existing term.







                                      4 (a)

                                 LEASE AGREEMENT

                                 BY AND BETWEEN

                       MAR MAR REALTY LIMITED PARTNERSHIP,
                         A DELAWARE LIMITED PARTNERSHIP

                                       AND



                                      DATED






Sonic Lease Agreement

                                TABLE OF CONTENTS

                                                                                                                       Page #
                                                                                                                       ------


1.     PREMISES..........................................................................................................1
2.     CONDITION OF PREMISES.............................................................................................1
3.     TERM..............................................................................................................1
       (a)    Initial Term...............................................................................................1
       (b)    Renewal Term...............................................................................................2
4.     RENT..............................................................................................................2
       (a)    Base Rent..................................................................................................2
       (b)    Adjustment of Base Rent....................................................................................2
       (c)    Payment of Base Rent.......................................................................................2
       (d)    Draft Withdrawal of Rent...................................................................................2
       (e)    Late Charge; Interest......................................................................................3
       (f)    Payment without Abatement..................................................................................3
5.     HOLDING OVER......................................................................................................3
6.     USE OF LEASED PREMISES; COMPLIANCE WITH LAWS......................................................................3
       (a)    Permitted Use..............................................................................................3
       (b)    Continuous Operations......................................................................................3
       (c)    Laws.......................................................................................................3
7.     TENANT'S COVENANT TO REPAIR.......................................................................................4
8.     LANDLORD'S OBLIGATION.............................................................................................4
9.     SURRENDER.........................................................................................................4
10.    ALTERATIONS.......................................................................................................4
       (a)    Prohibition................................................................................................4
       (b)    Permitted Renovations......................................................................................4
       (c)    Conditions.................................................................................................4
       (d)    Additions, Expansions and Structural Alterations...........................................................5
11.    UTILITIES AND OTHER SERVICES......................................................................................5
12.    PERFORMANCE OF LANDLORD OF TENANT'S OBLIGATIONS...................................................................6
       (a)    Landlord's Self Help.......................................................................................6
       (b)    Landlord's Inspections.....................................................................................6
13.    ENTRY.............................................................................................................6
14.    ASSIGNMENT AND SUBLETTING.........................................................................................6
       (a)    Transfers Prohibited Without Consent.......................................................................6
       (b)    Change of Control Prohibited Without Consent...............................................................6
       (c)    Adequate Assurances........................................................................................7
       (d)    Subleases, Concessions and Licenses........................................................................7
15.    TAXES AND ASSESSMENTS.............................................................................................7
16.    CASUALTY..........................................................................................................7
       (a)    Restoration and Repair.....................................................................................7
       (b)    Escrow of Insurance Proceeds...............................................................................8
       (c)    Uninsured Losses...........................................................................................8
17.    INSURANCE.........................................................................................................8

---------------------------------------------------------------------------------------------------------------------------
Sonic Lease Agreement                           Table of Contents                                           Property Name


       (a)    Insurance by Tenant........................................................................................8
              (i)   Hazard Insurance.....................................................................................8
              (ii)  Liability Insurance..................................................................................8
              (iii) Worker's Compensation and Employer's Liability Insurance.............................................8
              (iv)  Builder's Risk Insurance.............................................................................8
              (v)   Other Insurance......................................................................................8
              (vi)  Landlord as Additional Insured.......................................................................9
              (vii) Insurance Escrows....................................................................................9
       (b)    Carriers and Features......................................................................................9
       (c)    Failure to Procure Insurance...............................................................................9
       (d)    Waiver of Subrogation......................................................................................9
18.    ENVIRONMENTAL MATTERS.............................................................................................9
       (a)    Tenant's Covenant..........................................................................................9
       (b)    Clean Up..................................................................................................10
       (c)    Indemnification...........................................................................................10
19.    COSTS AND ATTORNEYS' FEES........................................................................................10
20.    DEFAULT; REMEDIES................................................................................................10
       (a)    Default...................................................................................................10
       (b)    Remedies..................................................................................................11
21.    EMINENT DOMAIN...................................................................................................13
       (a)    Complete Taking...........................................................................................13
       (b)    Partial Taking............................................................................................13
       (c)    Award.....................................................................................................13
       (d)    Notices; Assignments......................................................................................13
22.    LIABILITY OF LANDLORD............................................................................................13
23.    INDEMNIFICATION OF LANDLORD......................................................................................14
24.    NOTICE OF CLAIM OR SUIT..........................................................................................14
25.    LIENS, GENERALLY.................................................................................................14
26.    MECHANICS LIENS..................................................................................................14
27.    CONTEST OF LIENS.................................................................................................15
28.    NOTICES OF COMMENCEMENT OF CONSTRUCTION..........................................................................15
29.    LIMITATION ON LIABILITY OF LANDLORD..............................................................................15
30.    FRANCHISE OF LICENSE AGREEMENTS..................................................................................15
31.    NET LEASE........................................................................................................15
32.    REPRESENTATIONS, WARRANTIES AND SPECIAL COVENANTS................................................................16
33.    NOTICES..........................................................................................................16
34.    NO WAIVER........................................................................................................16
35.    QUIET ENJOYMENT..................................................................................................16
36.    SUBORDINATION....................................................................................................16
37.    BROKERS..........................................................................................................17
38.    INVALIDITY.......................................................................................................17
39.    COUNTERPARTS.....................................................................................................17
40.    MEMORANDUM OF LEASE..............................................................................................17
41.    CUMULATIVE.......................................................................................................17
42.    GOVERNING LAW....................................................................................................17
43.    SUCCESSORS AND ASSIGNS, RELATIONSHIP.............................................................................17
44.    ENTIRE AGREEMENT.................................................................................................17
45.    SURVIVAL.........................................................................................................17
46.    ESTOPPEL CERTIFICATES............................................................................................17
47.    TIME.............................................................................................................17
48.    CAPTIONS AND HEADINGS............................................................................................17
49.    WAIVER OF JURY TRIAL.............................................................................................18
50.    SIGNAGE..........................................................................................................18
51.    GUARANTY.........................................................................................................18
52.    PRE-EXISTING CONDITIONS..........................................................................................18



EXHIBITS:

EXHIBIT A.................................................................................................LEGAL DESCRIPTION
EXHIBIT B...............................................................................................MEMORANDUM OF LEASE
       EXHIBIT A TO MEMORANDUM OF LEASE.......................................................LEGAL DESCRIPTION OF PREMISES
EXHIBIT C...........................................................................................INVENTORY OF PERSONALTY
EXHIBIT D.......................................................................................TENANT ESTOPPEL CERTIFICATE
EXHIBIT E.................................................................REPRESENTATIONS, WARRANTIES AND SPECIAL COVENANTS
EXHIBIT E1..............................................................................................MATERIAL AGREEMENTS
EXHIBIT F....................................................................................................LEASE GUARANTY



SCHEDULES:
SCHEDULE 14D.......................................................SUBLEASES, CONCESSIONS, AGREEMENTS OR LICENSE AGREEMENTS


                             INDEX OF DEFINED TERMS





Accessibility Laws ....................................................................................................6(c)
Affiliate ..................................................................................................Exhibit E(1)(c)
Annual Financial Statements ...............................................................................Exhibit E(10)(b)
Bank ..................................................................................................................4(c)
Base Month .........................................................................................................4(b)(i)
Base Rent .............................................................................................................4(a)
Beneficiary ......................................................................................................Exhibit D
Business ...................................................................................................Exhibit E(1)(a)
CERCLA ...............................................................................................................18(a)
Certificate ......................................................................................................Exhibit D
Change of Control ....................................................................................................14(b)
Code ......................................................................................................Exhibit E(14)(a)
Commencement Date .....................................................................................................3(a)
Company ...................................................................................................Exhibit E(14)(c)
Cure Period .....................................................................................................20(a)(iii)
ERISA Affiliate ............................................................................................Exhibit E(8)(e)
ERISA ......................................................................................................Exhibit E(8)(e)
Events of Default ....................................................................................................20(a)
Five Year Adjustment Date .........................................................................................4(b)(ii)
Franchise ......................................................................................................20(a)(viii)
GAAP ......................................................................................................Exhibit E(10)(b)
Guarantor ...............................................................................................................51
Guaranty ................................................................................................................51
Hazardous Material ...................................................................................................18(a)
Improvements .............................................................................................................1
Initial Term ..........................................................................................................3(a)
Inspection Report ....................................................................................................12(b)
Intellectual Property .........................................................................................Exhibit E(4)
Land .....................................................................................................................1
Landlord .........................................................................................................Exhibit B
Lease ............................................................................................................Exhibit B
Lease Term ............................................................................................................3(b)
Leased Premises .........................................................................................Exhibit D Recitals
Liabilities ..........................................................................................................16(c)
Major Casualty .......................................................................................................16(a)
Material Adverse Change .......................................................................................Exhibit E(3)
Material Agreements ...........................................................................................Exhibit E(2)
Memorandum .......................................................................................................Exhibit B
Minor Casualty .......................................................................................................16(a)
Net Worth ....................................................................................................Exhibit E(13)
Notice of Commencement ..................................................................................................28

---------------------------------------------------------------------------------------------------------------------------
Sonic Lease Agreement                    Index of Defined Terms -1                                            Property Name







Permitted Use .........................................................................................................6(a)
Person .....................................................................................................Exhibit E(1)(c)
Personalty ...............................................................................................................1
Pre-Existing Conditions .................................................................................................52
Premises .................................................................................................................1
Price Index ........................................................................................................4(b)(i)
Price Index for the Base Month .....................................................................................4(b)(i)
RCRA .................................................................................................................18(a)
Reasonable Attorney's Fees .................................................................................Exhibit F(9)(e)
REIT ......................................................................................................Exhibit E(14)(c)
Renewal Term(s) .......................................................................................................3(b)
Rent ..................................................................................................................4(c)
Rent Collection Account ...............................................................................................4(c)
Tenant Benefit Plan ........................................................................................Exhibit E(8)(e)
Tenant ...........................................................................................................Exhibit B
Term ..................................................................................................................3(b)
Title IV Plan ..............................................................................................Exhibit E(8)(e)

---------------------------------------------------------------------------------------------------------------------------
Sonic Lease Agreement                    Index of Defined Terms -2                                            Property Name


                                 LEASE AGREEMENT


     THIS LEASE AGREEMENT ("LEASE") is made this ___day of ____________, 199_ by and between MAR MAR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD") and ___________________, a _______________[corporation/partnership]
(TENANT").


     In consideration of the mutual promises and agreements herein contained, the parties agree as follows:


     1. Premises. Landlord shall lease to Tenant, and Tenant shall lease from Landlord, subject to the conditions hereinafter expressed: (a) the real property located in __________County, ___________ more particularly described on EXHIBIT A hereto (the "LAND"), upon which exists certain improvements in the nature of an automobile dealership, together with related paved parking and appurtenant improvements and any replacements thereof (together the "IMPROVEMENTS"); and (b) certain furniture, fixtures, equipment, furnishings and other personal property and any replacements thereof used or utilized in connection with the ownership and operation of the Improvements as more particularly described on EXHIBIT C hereto (collectively the "PERSONALTY"). As used herein, the Land, Improvements and Personalty are collectively referred to as the "PREMISES".

     2. Condition of Premises. Tenant acknowledges and agrees that the Premises are and shall be leased by Landlord to Tenant in its present "as-is" condition, subject to all liens, encumbrances and restrictions affecting the Premises. Landlord makes absolutely no representations or warranties whatsoever with respect to the Premises or the condition thereof, either to its fitness for use, condition, purpose or otherwise as to the quality or material or workmanship therein, latent or patent, it being agreed that all such risks are to be borne by Tenant.. Tenant acknowledges that Landlord has not investigated and does not warrant or represent to Tenant that the Premises are fit for the purposes intended by Tenant or for any other purposes whatsoever. Tenant acknowledges and agrees that the Premises are to be leased to Tenant in their existing condition, i.e., "as-is", as of the Commencement Date and at all times thereafter. Tenant acknowledges that Tenant shall be solely responsible for any and all actions, repairs, permits, approvals and costs required for the rehabilitation, renovation, use, occupancy and operation of the Premises in accordance with applicable governmental requirements, including, without limitation, all governmental charges and fees, if any, which may be due or payable to applicable authorities. By leasing the Premises, Tenant warrants and represents to Landlord that Tenant has examined and approved all things concerning the Premises which Tenant deems material to Tenant's leasing and use of the Premises. Tenant further acknowledges and agrees that: (a) neither Landlord nor any agent of Landlord has made any representation or warranty, express or implied, concerning the Premises or which have induced Tenant to execute this Lease except as contained in this Lease; and (b) any other representations and warranties are expressly disclaimed by Landlord.


     3. Term.


     (a) Initial Term. This Lease shall be for a _________(_____) year period beginning ____________ , 199__ (the "COMMENCEMENT DATE"), and ending at midnight ______________, 20__, unless modified or earlier terminated pursuant to the terms hereof (the "INITIAL TERM"). Landlord may terminate this Lease by written notice to Tenant given on or before _____________ if the closing of Landlord's purchase of the Premises does not occur by such date. Landlord agrees to use commercially reasonable efforts to consummate Landlord's purchase of the Premises on or before the Commencement Date, and Tenant agrees to use commercially reasonable efforts to consummate Tenant's purchase of the business operating on the Premises, if applicable. If Tenant fails to purchase the business operating on the premises, Landlord shall not be obligated to purchase the Premises. Likewise, if Landlord fails to purchase the Premises, Tenant shall not be obligated to purchase the business operating on the premises.

       (b) Renewal Term. Provided Tenant is not in default hereunder, at the expiration of the Initial Term, Tenant shall have the option to renew this Lease for two (2) additional five (5) year periods (the "RENEWAL TERM(S)"). Each Renewal Term shall automatically commence as of the end of the Initial Term or the initial Renewal Term, as applicable, unless Tenant gives Landlord written notice of termination not less than one hundred eighty (180) days prior to the expiration of the Initial Term or the expiration of the initial Renewal Term, as applicable. As used herein, the Term, the Initial Term and the Renewal Term(s), if exercised, shall be referred to hereinafter collectively as the "TERM" or "LEASE TERM".

    4. Rent.

     (a) "BASE RENT" for the first year of the Initial Term shall be _____________ AND NO/100 DOLLARS ($____________) per year.

      (b) Adjustment of Base Rent.


                  (i) Definitions: For the purpose of calculating the cost of living adjustments, the following definitions shall apply: (A) the term "BASE MONTH shall mean the calendar month which is five years prior to the applicable Five year Adjustment Date; (B) the term "PRICE INDEX" shall mean the "Consumer Price Index-United States City Average All Urban Consumers" published by the Bureau of Labor Statistics of the United States Department of Labor (1982-84 = 100), or, in the event such index is discontinued or no longer readily available, any renamed local index covering the metropolitan area in which the Premises are located or any other successor or substitute index appropriately adjusted; and (C) the term "PRICE INDEX FOR THE BASE MONTH" shall mean the Price Index for the Base Month.

                  (ii) Effective as of: (A) the fifth (5th) anniversary of the Commencement Date; and (B) each five year anniversary date thereafter throughout the Term (each, a "FIVE YEAR ADJUSTMENT DATE"), there shall be made a cost of living adjustment of the annual Base Rent payable hereunder. Each five year adjustment shall be calculated by multiplying the Base Rent for the prior lease year by the percentage difference between the Price Index for the month preceding the applicable Five Year Adjustment Date and the Price Index for the Base Month; provided that in no event shall the cost of living adjustment on any Five Year Adjustment Date be a downward adjustment or be an upward adjustment of less than one percent (1%) per annum or greater than three percent (3%) per annum. If the Price Index for the month preceding the applicable Five Year Adjustment Date is not available as of any Five Year Adjustment Date, then the cost of living adjustment shall be calculated using the most current available Price Index. In no event shall any adjustment made pursuant to this PARAGRAPH 4, or any decrease in the Price Index, ever result in a decrease in the annual Base Rent payable hereunder to below the then current Base Rent.

         (c) Payment of Base Rent. Tenant shall pay one-twelfth of the Base Rent monthly, in advance, on the first (1st) day of each calendar month during the Lease Term without notice, demand or setoff. The Base Rent for any partial month shall be paid in advance and prorated daily from such date to the first (1st) day of the next calendar month. The first (1st) payment of Base Rent shall be due and payable on or before the execution of this Lease. All Rent shall be made by direct deposit by Tenant of immediately available funds into a checking account established with a bank, savings bank or other depository institution designated by Landlord ("BANK") and controlled exclusively by Landlord entitled "Rent Collection Account" (or such other name as may be designated by Landlord) ("RENT COLLECTION ACCOUNT"). Landlord (or, at Landlord's option, Landlord's agent, if any), or such officers or other agents as may be designated by Landlord, shall be the sole signatory on the Rent Collection Account. All interest accrued in the Rent Collection Account shall belong to Landlord and shall not be credited to Tenant. No funds in the Rent Collection Account shall be subject to withdrawal by or for the benefit of Tenant. "RENT" shall mean and include all Base Rent, additional rent and other sums due hereunder.

       (d) Draft Withdrawal of Rent. Instead of requiring Tenant to pay Rent in the manner set forth in PARAGRAPH 4(C) above, Landlord may require Tenant, within thirty (30) days after notice to Tenant, to execute and deliver to Landlord any documents or authorizations required by Landlord to give effect to an automated debiting system, whereby any or all payments of Base Rent by Tenant shall be debited monthly from such account as Tenant shall designate from time to time, and such amounts shall be credited to Landlord's bank account as Landlord shall designate from time to time. Tenant shall maintain sufficient funds in Tenant's account to cover all such payments. Tenant shall promptly pay all service fees and other charges connected therewith, including, without limitation, any charges resulting from insufficient funds in Tenant's bank account or any charges imposed on Landlord. Tenant shall remain responsible to Landlord for all payments of Rent, even if Tenant's bank account is insufficiently debited in any given month. Such insufficient amounts shall be immediately due and payable to Landlord without notice or demand.

     (e) Late Charge; Interest. If Tenant fails to make any payment of Rent or any other sums or amounts to be paid by Tenant hereunder on or before the date such payment is due and payable and such amount remains unpaid for a period of five (5) days thereafter, or such longer time as required by the law of the state in which the premises is located, Tenant shall pay to Landlord an administrative late charge of five percent (5%) of the amount of such payment or such lesser amount then allowable under the laws of the State in which the Premises is located. In addition if such amount remains past due for more than thirty (30) days following its due date, such past due payment shall bear interest at the lesser of twelve percent (12%) or the maximum interest rate then allowable under the laws of the State in which the Premises is located from the date such payment became due to the date of payment thereof by Tenant. Such late charge and interest shall constitute additional rent and shall be due and payable with the next installment of Rent due hereunder.


       (f) Payment without Abatement. No abatement, diminution or reduction of Rent shall be allowed to Tenant or any person claiming under Tenant, under any circumstances or for any reason whatsoever.

     5. Holding Over. If Tenant or any other person or party shall remain in possession of the Premises or any part thereof following the expiration of the Term or earlier termination of this Lease without an agreement in writing between Landlord and Tenant with respect thereto, the person or party remaining in possession shall be deemed to be a tenant at sufferance, and during any such holdover, the Rent payable under this Lease by such tenant at sufferance shall be one hundred fifty percent (150%) of the rate or rates in effect immediately prior to the expiration of the Term or earlier termination of this Lease. In no event, however, shall such holding over be deemed or construed to be or constitute a renewal or extension of this Lease.

     6. Use of Leased Premises; Compliance With Laws.


        (a) Permitted Use. Tenant shall use the Premises for an automobile dealership and related uses ("PERMITTED USE") and for no other purpose. Tenant's use of the Premises shall, subject to the right of diligent contest, comply with all laws, ordinances, orders, regulations or zoning classifications of any lawful governmental authority, agency or other public or private regulatory authority (including insurance underwriters or rating bureaus) having jurisdiction over the Premises. Tenant, shall make or cause to be made all alterations, additions and improvements requiring expenditures as are required to be made under any applicable laws, ordinances, rules or regulations, now or hereinafter adopted or enacted provided all such alterations, additions and improvements are made in accordance with PARAGRAPH 10 hereof. Tenant shall not perform any act or follow any practice relating to the Premises which shall constitute a nuisance and shall conduct any Permitted Use on the Premises in an efficient and professional manner. Subject to the terms and provisions of this Lease, Tenant shall have the right to control the automobile dealership business being conducted at the Premises.

     (b) Continuous Operations. During the Term, Tenant shall keep the Premises and the Business open to the public and continuously operating for the Permitted Use during normal business hours standard for the industry of which the Business is a part or, in the event that the Tenant does not continuously operate on the Premises, shall conduct periodic tests, which shall occur at least monthly, of mechanical and other systems located on the Premises and take all steps necessary to comply with its maintenance and repair obligations hereunder.

     (c) Laws. Notwithstanding the generality of the foregoing, Tenant shall, at its sole expense, maintain the Premises in full compliance with all applicable federal, state or municipal laws, ordinances, rules and regulations currently in existence or hereafter enacted or rendered governing accessibility for the disabled or handicapped, including, but not limited to, any applicable provisions of The Architectural Barriers Act of 1968, The Rehabilitation Act of 1973, The Fair Housing Act of 1988, The Americans With Disabilities Act, the accessibility code(s), if any, of the State in which the Premises are located, and all regulations and guidelines promulgated under any or all of the foregoing, as the same may be amended from time to time (collectively the "ACCESSIBILITY LAWS"). In the event that Tenant disputes the applicability of an Accessibility Law to the Premises, Tenant may take reasonable steps to contest the applicability of such Accessibility Laws, so long as Tenant provides Landlord with reasonable assurances that its interest in the Premises is not in any way jeopardized by such contest.


     7. Tenant's Covenant to Repair. Tenant shall, at all times during the Term and at its sole cost and expense, put, keep, replace and maintain the Premises (including, without limitation, the Improvements and the Personalty) in good repair and in good, safe and substantial order and condition, shall make all repairs and replacements thereto, both inside and outside, structural and non-structural, ordinary and extraordinary, howsoever the necessity or desirability for repairs and replacements may occur, and whether or not necessitated by wear, tear, obsolescence or defects, latent or otherwise, and shall use all reasonable precautions to prevent waste, damage or injury. Tenant shall also at its own cost and expense install, maintain and replace all landscaping, signs, sidewalks, roadways, driveways and parking areas within the Premises in good repair and in good, safe and substantial order and condition and free from dirt, standing water, rubbish and other obstructions or obstacles.

    8. Landlord's Obligation. Landlord shall not be required to make any alterations, reconstructions, replacements, changes, additions, improvements or repairs of any kind or nature whatsoever to the Premises or any portion thereof (including, without limitation, any portion of the Improvements or any Personalty) at any time during the Term.

    9. Surrender. Tenant shall on the last day of the Lease Term, or upon the sooner termination of this Lease, peaceably and quietly surrender the Premises to Landlord, in as good condition as they were when received, ordinary wear and tear excepted, and free of all liens and encumbrances.

   10. Alterations.

          (a) Prohibition. Except as hereinafter expressly provided in this PARAGRAPH 10, no portion of the Premises shall be demolished, removed or altered by Tenant in any manner whatsoever without the prior written consent and approval of Landlord, which may not be unreasonably withheld or delayed. Notwithstanding the foregoing, however, Tenant shall be entitled and obligated to undertake all alterations to the Premises required by any applicable law or ordinance including, without limitation, any alterations required by any Accessibility Laws, and, in such event, Tenant shall comply with the provisions of PARAGRAPH 10(C) below. The foregoing notwithstanding, if the existing Premises is "grandfathered" such that alterations which would normally be required to comply with law are not required with respect to the Premises, Tenant shall not be entitled to alter the otherwise "grandfathered" structure without Landlord's prior written consent, which shall not be unreasonably withheld or delayed.

         (b) Permitted Renovations. Landlord acknowledges that various minor, non-structural alterations may be undertaken by Tenant from time to time without the approval of Landlord. Tenant shall be entitled to perform all such work on or about the Improvements; provided, however, that the conditions in PARAGRAPH 10(C) below shall be met.

     (c) Conditions. The following conditions shall be met by Tenant for any alterations to the Premises permitted under PARAGRAPHS 10(A) and 10(B):

                  (i) Before the commencement of any such work, plans and specifications therefor or a detailed itemization including costs thereof shall be furnished to Landlord for its review and approval. Landlord's approval of Tenant's plans shall create no responsibility or liability on the part of Landlord for their completeness, design, sufficiency or compliance with all laws, rates, and regulations of governmental agencies or authorities.


                  (ii) If the cost of such work will exceed FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00), then Tenant shall deposit in Landlord's name, in an escrow account at the Bank or other financial institution designated by Landlord, the anticipated cost of such work, as certified by Tenant's contractor, who shall be approved by Landlord, or, in the alternative, shall provide Landlord with other reasonable assurances that such work will be performed and paid for in a lien-free fashion, such as demonstrating to landlord the strength of Tenant's financial condition or by demonstrating to landlord that a lender has committed to loan Tenant construction funds for the proposed alterations.. Such proceeds shall be disbursed periodically by Landlord upon certification of Tenant's contractor that such amounts are the amounts paid or payable for such work. Tenant shall, at the time of establishment of such escrow account and from time to time thereafter until said work shall have been completed and paid for, furnish Landlord with adequate evidence that at all times the undisbursed portion of the escrowed funds, together with any funds made available by Tenant, is sufficient to pay for the work in its entirety. Tenant shall obtain, and make available to Landlord, receipted bills and, upon completion of the work, full and final waivers of lien.


                  (iii) Before the commencement of any such work, Tenant shall obtain any required approvals from all governmental departments or authorities having or claiming jurisdiction of or over the Premises, and from any public utility companies having an interest therein. In any such work, Tenant shall comply with all applicable laws, ordinances, requirements, orders, directions, rules and regulations of the federal, state, county and municipal governments and of all other governmental authorities having or claiming jurisdiction of or over the Premises and of all their respective departments, bureaus and offices, and with the requirements and regulations, if any, of such public utilities, of the insurance underwriting board or insurance inspection bureau having or claiming jurisdiction, or any other body exercising similar functions, and of all insurance companies then writing policies covering the Premises or any part thereof.

                  (iv) Tenant represents and warrants to Landlord that all such construction work will be performed in a good and workmanlike manner and in accordance with the terms, provisions and conditions of this Lease and all governmental requirements.

                  (v) Landlord shall have the right to inspect any such construction work at all times during normal working hours and to maintain at the Premises for that purpose (at its own expense) such inspector(s) as it may deem necessary so long as such inspections do not interfere with Tenant's work (but Landlord shall not thereby assume any responsibility for the proper performance of the work in accordance with the terms of this Lease, nor any liability arising from the improper performance thereof).

                  (vi) All such work shall be performed at Tenant's cost and expense and free of any expense to Landlord and free of any liens on Landlord's fee simple interest on or Tenant's leasehold interest in the Premises.

                  (vii) Upon substantial completion of any such work Tenant shall procure a certificate of occupancy, if applicable, from the appropriate governmental authorities verifying the substantial completion thereof.

                  (viii) Tenant shall, indemnify and save and hold Landlord harmless from and against and reimburse Landlord for any and all loss, damage, cost and expense (including, without limitation, reasonable attorneys' fees) incurred by or asserted against Landlord which are occasioned by or result, directly or indirectly, from any construction or renovation activities conducted upon the Premises; whether or not the same is caused by or the fault of Tenant or any contractor, subcontractor, laborer, supplier, materialman or any other third party.

     (d) Additions, Expansions and Structural Alterations. Except as expressly permitted in PARAGRAPH 10(A) OR 10(B) above, nothing in this Lease shall be deemed to authorize Tenant to construct and erect any additions to or expansions of the Improvements, or perform any alterations of a structural nature whatsoever; it being understood that Tenant may do so only with the prior written consent and approval of Landlord, which consent and approval may not be unreasonably withheld or delayed by Landlord.

    11. Utilities and Other Services. Tenant shall be liable for and shall pay directly all charges, fees and amounts (together with any applicable penalties, late charges, taxes or assessments thereon) when due for water, gas, electricity, air conditioning, heat, septic, sewer, refuse collection, telephone and any other utility charges or similar items in connection with the use or occupancy of the Premises. Landlord shall not be responsible or liable in any way whatsoever for the quality, quantity, impairment, interruption, stoppage, or other interference with any utility service, including, without limitation, water, air conditioning, heat, gas, electric current for light and power, telephone, or any other utility service provided to or serving the Premises or any damage or injury caused thereby. No such interruption, termination or cessation of utility services shall relieve Tenant of its duties and obligations pursuant to this Lease, including, without limitation, its obligation to pay all Rent as and when the same shall be due hereunder.

    12. Performance by Landlord of Tenant's Obligations.


     (a) Landlord's Self Help. If Tenant shall default in the performance of any term, provision, covenant or condition on its part to be performed hereunder and such default shall continue beyond any notice or cure period recited herein, Landlord may, after notice to Tenant and a reasonable time to perform after such notice (or without notice if, in Landlord's reasonable opinion, an emergency exists) perform the same for the account and at the expense of Tenant. If, at any time and by reason of such default, Landlord is compelled to pay, or reasonably elects to pay, any sum of money or do any reasonable act which will require the payment of any sum of money, or is compelled to incur any expense in the enforcement of its rights hereunder or otherwise, such sum or sums, together with interest thereon at the highest rate allowed under the laws of the State where the Premises is located, shall be deemed additional rent hereunder and shall be repaid to Landlord by Tenant promptly when billed therefor, and Landlord shall have all the same rights and remedies in respect thereof as Landlord has in respect of the rents herein reserved.

     (b) Landlord's Inspections. Landlord, its agents or representatives shall have the right, but not the obligation, to enter upon the Premises to perform annual inspections of the Premises to confirm that Tenant is performing all of Tenant's obligations under this Lease, including but not limited to, Tenant's obligations under PARAGRAPH 7 and that Tenant has not violated any of its covenants under this Lease, including, but not limited to the covenants under PARAGRAPH 12. Upon completion of such inspection, Landlord may deliver to Tenant a written report ("INSPECTION REPORT") outlining certain defaults, if any, in Tenant's obligations hereunder. Within ten (10) days of Tenant's receipt of such Inspection Report, Tenant shall either: (i) object to Landlord in writing as to any portion of the Inspection Report, specifically describing such objection; or
(ii) begin to perform any and all required work outlined in the Inspection Report which Tenant has not objected to, and diligently complete such work. If Tenant objects to any item in the Inspection Report, then within ten (10) days of Landlord's receipt of Tenant's objection notice, both Landlord and Tenant shall select a third party licensed engineer mutually satisfactory to Landlord and Tenant or if a single engineer cannot be agreed upon, then Landlord and Tenant shall each, at their own cost, select a licensed engineer and the two chosen engineers shall select a third licensed engineer, the cost of the third engineer being paid equally by Landlord and Tenant. The engineer(s) shall determine, by majority vote, if the work outlined in the Inspection Report should be performed by Tenant. Such determination shall be final and binding on Landlord and Tenant.


    13. Entry. Landlord, any mortgagee for the Premises and their agents or representatives may enter the Premises at reasonable times during normal business hours upon twenty-four (24) hours prior written notice (except during emergencies, in which case Landlord shall endeavor to give such notice as Landlord deems reasonable under the circumstances or as provided for inspections under PARAGRAPHS 10 and 12) for the purpose of inspecting the Premises, or performing any work which Landlord elects to undertake by reason of Tenant's default under the terms of this Lease. Landlord shall use reasonable efforts not to disturb Tenant as a result of any such entry by Landlord, its agents or representatives.

     14. Assignment and Subletting.


     (a) Transfers Prohibited Without Consent. Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, in each instance, sell, assign or otherwise transfer this Lease, or Tenant's interest in the Premises, in whole or in part, or any rights or interest which Tenant may have under this Lease, or sublet the Premises, or any part thereof, or grant or permit any lien or encumbrance on or security interest in Tenant's interest in this Lease. When given, the consent of Landlord to an assignment, transfer, subletting or encumbrance shall in no event be construed to relieve Tenant or such assignee or subtenant from the obligation of obtaining the express consent in writing of Landlord to any further assignment, transfer, subletting or encumbrance. Any assignment, transfer, sublease or encumbrance in violation of this Article shall be voidable at Landlord's option. Notwithstanding the foregoing, Tenant may assign or sublet the Premises to any affiliate of Guarantor (hereinafter defined) without first obtaining the consent of Landlord, so long as the Guaranty contemplated by Paragraph 51 hereof shall remain in full force and effect.

     (b) Change of Control Prohibited Without Consent. Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, in each instance, engage in or permit to occur a Change of Control. "CHANGE OF CONTROL" shall be deemed an assignment hereunder. Change of Control of Tenant shall mean: (i) the issuance or sale by Tenant or the sale by any shareholder, stockholder, member, partner or owner of equity interests of Tenant of a controlling interest in Tenant (which shall mean the effective voting control of Tenant); (ii) the sale, conveyance or other transfer of all or substantially all of the assets of Tenant (whether by operation of law or otherwise); or (iii) any transaction, or series of transactions, pursuant to which Tenant is merged with or consolidated into another entity and Tenant is not the surviving entity.


     (c) Adequate Assurances. Without limiting any of the foregoing provisions of this PARAGRAPH 14, if, pursuant to the U.S. Bankruptcy Code, as the same may be amended from time to time, Tenant is permitted to assign or otherwise transfer its rights and obligations under this Lease in disregard of the restrictions contained in this PARAGRAPH 14, the assignee agrees to provide adequate assurance to Landlord: (i) of the continued use of the Premises solely in accordance with the Permitted Use thereof and in compliance with all other terms of this Lease; (ii) of the continuous operation of the business in the Premises in strict accordance with the requirements of PARAGRAPH 6 hereof; and
(iii) of such other matters as Landlord may reasonably require at the time of such assumption or assignment Such assignee shall expressly assume this Lease by an agreement in recordable form.

     (d) Subleases, Concessions and Licenses. Tenant may continue any subleases, concession agreements or license agreements at the Premises which were in effect, with Landlord's written approval, immediately prior to the Commencement Date and as identified on SCHEDULE 14(D) hereto. Further, Landlord shall not unreasonably withhold its consent to any future sublease, concession agreement or license agreement proposed to be entered into in replacement of any such currently existing sublease, concession agreement or license agreement.


    15. Taxes and Assessments. Throughout the Term, Tenant shall bear, pay and discharge all taxes, assessments and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, and each and every installment thereof which shall or may during the Term hereof be assessed or imposed upon, or arise in connection with, the use, occupancy or possession of the Premises or any part thereof, including, without limitation, ad valorem real and personal property taxes, and all taxes assessed or imposed in lieu of or in addition to any of the foregoing by virtue of all present or future laws, ordinances, rules or regulations of federal, state, county and municipal governments and of all other governmental authorities which relate to the use, occupancy or possession of the Premises, but specifically excluding any income or capital gains taxes. Unless specifically waived by Landlord, Tenant shall maintain a separate trust account at the Bank for Landlord's benefit in which it shall make monthly deposits of one-twelfth of the estimated yearly requirement for taxes and assessments together with such additional deposits as may be reasonably required by Landlord to ensure that sufficient funds will be available to pay all such taxes, assessments and impositions as and when they become due. Tenant shall provide Landlord as of the first day of each calendar month during the Term, a detailed accounting from the Bank, together with Tenant's estimate of the applicable tax and assessment requirements (including due dates) delivered to Landlord on or before the fifteenth (15th) day of the applicable calendar month. Upon request of Landlord, Tenant shall promptly furnish to Landlord satisfactory evidence of the payment of any tax, assessment, imposition or charge required to be paid by Tenant pursuant to the foregoing.


     16. Casualty.


     (a) Restoration and Repair. In the event that during the Initial Term the Improvements and/or Personalty shall be destroyed or damaged in whole or in part by fire or any cause whatsoever and less than eighty percent (80%) of the value of the Improvements and/or Personalty are damaged or destroyed or in the event that less than sixty percent (60%) of the value of the Improvements and/or Personalty are damaged or destroyed during any Renewal Term (in either case, a "MINOR CASUALTY"), Tenant shall give Landlord immediate notice thereof and shall repair, reconstruct or replace the Improvements and/or Personalty, or the portion thereof so destroyed or damaged (whichever is reasonably required), at least to the extent of the value and character thereof existing immediately prior to such occurrence. All work shall be started as soon as practicable and completed at Tenant's sole cost and expense. Tenant shall, however, immediately take such action as is necessary to assure that the Premises (or any portion thereof) does not constitute a nuisance or otherwise presents a health or safety hazard. Tenant shall continue to pay all Rent and additional charges due hereunder without abatement. If during the Initial Term greater than eighty percent (80%) of the value of the Improvements and/or Personalty are damaged or destroyed, or if during any Renewal Term more than sixty percent (60%) of the value of the Improvements and/or Personalty are damaged or destroyed (a "MAJOR CASUALTY"), then Tenant may, at its option, elect to (i) terminate this Lease and assign all insurance proceeds for such damage and destruction to Landlord; or (ii) treat the Major Casualty as if it were a Minor Casualty and take all steps required for Minor Casualties herein. Notwithstanding the foregoing, in the event that a period of two (2) years or less remains on the Term of this Lease and the Tenant has not given Landlord notice of its intent to renew the Lease for a Renewal Term, Landlord may elect to terminate the Lease upon the occurrence of a Major Casualty, and Tenant shall assign all insurance proceeds for such damage or destruction to Landlord.

     (b) Escrow of Insurance Proceeds. In the event of a casualty resulting in an insurance loss payment for the Improvements and/or Personalty in an amount greater than ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00), the proceeds of all insurance policies maintained by Tenant plus the amount of any deductible shall be deposited in Landlord's and Tenant's name in an escrow account at the Bank or another financial institution designated by Landlord, and shall be used by Tenant (subject to SUBPARAGRAPH (A) above) for the repair, reconstruction or restoration of the Improvements and/or Personalty. Such proceeds shall be disbursed periodically by Escrow Agent upon certification of the architect or engineer having supervision of the work that such amounts are the amounts paid or payable for the repair, reconstruction or restoration. Tenant shall, at the time of establishment of such escrow account and from time to time thereafter until said work shall have been completed and paid for, furnish Landlord with adequate evidence that at all times the undisbursed portion of the escrowed funds, together with any funds made available by Tenant, is sufficient to pay for the repair, reconstruction or restoration in its entirety. If a casualty results in a loss payment for the Improvements and/or Personalty in an amount equal to or less than the amount stated above, then the proceeds shall be paid to Tenant, and shall be applied by Tenant (subject to SUBPARAGRAPH (A) above) toward the repair, reconstruction and restoration of the Premises in its entirety. Tenant shall obtain, and make available to Landlord, receipted bills and, upon completion of the work, full and final waivers of lien.


     (c) Uninsured Losses. Nothing contained herein shall relieve Tenant of its obligations under this PARAGRAPH 16 even if the destruction or damage is not covered, either in whole or in part, by insurance.

    17.  Insurance.

     (a) Insurance By Tenant. Throughout the Term, Tenant shall, at its sole cost and expense, maintain in full force and effect the following types and amounts of insurance coverage:

               (i) Hazard Insurance. Tenant shall keep the Improvements and Personalty, including all permitted alterations, changes, additions and replacements thereof and thereto, insured against loss or damage caused by:
     (A) fire, and other hazards and perils generally included under extended coverage, including flood and earthquake; (B) sprinkler leakage; (C) vandalism and malicious mischief; (D) boiler and machinery; and (E) other perils commonly covered by "All Risk" insurance, all in an amount which reasonably assures there will be sufficient proceeds to replace the Improvements and Personalty in the event of a loss against which such insurance is issued but in no event less than 100% of the full replacement value thereof (exclusive of foundations). All insurance required hereunder, and all other insurance maintained by Tenant on the Improvements and Personalty in excess of or in addition to that required hereunder, shall be carried in favor of Landlord and Tenant, as their respective interests may appear.

               (ii) Liability Insurance. Tenant shall provide and keep in full force and effect a policy of broad form comprehensive general public liability and property damage insurance providing coverage against liability for personal injury, death and property damage having limits of not less than Five Million Dollars ($5,000,000) per occurrence, and Five Million Dollars ($5,000,000) aggregate.

              (iii) Worker's Compensation and Employer's Liability Insurance. Tenant shall provide and keep in full force and effect workers' compensation insurance, in a form prescribed by the laws of the State in which the Premises is located, and employers' liability insurance with limits of not less than Five Million Dollars ($5,000,000).

               (iv) Builder's Risk Insurance. Tenant shall, prior to the commencement of and during the construction of any construction, restoration, renovation or alteration to the Premises, provide and keep in full force and effect builders' risk insurance in accordance with the requirements of this PARAGRAPH 17.

               (v) Other Insurance. In addition, Tenant shall, at Landlord's request, provide and keep in full force and effect such other insurance for such risks and in such amounts as may from time to time be commonly insured against in the case of business operations similar to those contemplated by this Lease to be conducted by Tenant on the Premises.


                (vi) Landlord as Additional Insured. Any and all insurance maintained by Tenant as required by this Lease, or in excess of or in addition to that required hereunder, shall name Landlord and any mortgagee requested by Landlord as an additional insured(s), and shall use its best efforts to provide a waiver of subrogation from its insurance carrier.


                (vii) Insurance Escrows. Tenant shall maintain a separate trust account at the Bank for Landlord's benefit in which it shall make monthly deposits of one-twelfth of the estimated yearly premium for those insurance coverages for which Landlord notifies Tenant it must escrow, together with such additional deposits as may be reasonably required by Landlord to ensure that sufficient funds will be available to pay all such premiums as and when they become due. Tenant shall provide Landlord as of the first day of each calendar month during the Term, a detailed accounting from the Bank, together with Tenant's estimate of the applicable insurance premiums (including due dates) delivered to Landlord on or before the fifteenth
     (15th) day of the applicable calendar month. Upon request of Landlord, Tenant shall promptly furnish to Landlord satisfactory evidence of the payment of any insurance premium required to be paid by Tenant pursuant to the foregoing.

     (b) Carriers and Features. All insurance policies required to be carried by Tenant as provided in this PARAGRAPH 17 shall be issued by insurance companies approved by Landlord and authorized and licensed to do business in the State in which the Premises is located with a Best's Insurance Rating of not less than "A-" or a Best's Financial Category of not less than "VIII" or as otherwise required by Landlord, with reasonable deductibles, taking into account Tenant's and Guarantor's financial condition and the risk being insured. Landlord shall have the right from time to time to require Tenant to increase the amount and/or type of coverage to be maintained under this Lease. All such policies shall be for periods of not less than one year and Tenant shall renew the same at least thirty (30) days prior to the expiration thereof. All such policies shall require not less than thirty (30) days written notice to Landlord prior to any cancellation thereof or any change reducing coverage thereunder. Notwithstanding the foregoing, Tenant may elect to self-insure or obtain blanket insurance for each of the foregoing required types of insurance, so long as it obtains the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed.

     Tenant shall pay the premiums for all insurance policies which Tenant is obligated to carry under this Article and, at least twenty (20) days prior to the date any such insurance must be in effect, deliver to Landlord a copy of the policy or policies, or a certificate or certificates thereof, along with evidence that the premiums therefor have been paid for at least the next ensuing quarter-annual period.

     (c) Failure to Procure Insurance. If Tenant fails to procure insurance required under this Article or fails to maintain the same in full force and effect continuously during the Term, Landlord shall be entitled to procure the same and Tenant shall immediately reimburse Landlord for such premium expense as additional rent.

     (d) Waiver of Subrogation. If any property owned by Tenant and located in the Premises shall be stolen, damaged or destroyed by an insured peril, Landlord shall not have any liability to Tenant, nor to any insurer of Tenant, for or in respect of such theft, damage or destruction, and Tenant shall use its best efforts to require all policies of insurance carried by it on its property in the Premises to contain or be endorsed with a provision by which the insurer designated therein shall waive its right of subrogation against Landlord.

    18.  Environmental Matters.


     (a) Tenant's Covenant. Throughout the Term of this Lease, Tenant covenants that it shall not cause, permit or allow any chemical substances, asbestos, asbestos containing materials, oil, gasoline, other petroleum products or by-products, formaldehyde, polychlorinated biphenals (PCB's), lead or lead dust, fuel storage tanks, natural or synthetic gas products or any toxic, carcinogenic, radioactive, dangerous or hazardous material, substance, chemical, waste, contamination or pollutant the generation, use, maintenance, storage or removal of which is regulated, prohibited or penalized under the Resources Conservation Recovery Act ("RCRA"), 42 U.S.C. Section 6901, et seq; the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Section 9601, et seq; and any other federal, state or local laws pertaining to so-called "hazardous substances" or "hazardous materials" (collectively, the "HAZARDOUS MATERIALS") to be placed, stored, dumped, dispensed, released, discharged, deposited, used, transported , located or generated on any portion of the Premises; provided, however, that commercially reasonable quantities of such substances may be used or stored by Tenant on the Premises on the condition that such quantities and the use thereof are permitted by and in compliance with, or are exempt from applicable governmental regulations.


       (b) Clean Up. Subject to the provisions of PARAGRAPH 52 hereof, Tenant shall immediately clean up any Hazardous Materials found on or within any portion of the Premises, and shall remediate the Premises, to comply with any and all laws, ordinances, rules or regulations regarding Hazardous Materials and clean-up thereof, and to pay for all clean-up and remediation costs at no cost to Landlord.


       (c) Indemnification. Subject to the provisions of PARAGRAPH 52 hereof, Tenant shall indemnify, release and hold Landlord its successors, assigns, officers, directors, shareholders and employees, harmless from and against all Liabilities, suffered by, incurred by or assessed against such parties, their agents or other representatives, whether incurred as a result of legal action taken by any governmental entity or agency, taken by any private claimant, or taken by Landlord, before or after the expiration of the Term as a result of the presence, disturbance, discharge, release, removal or clean-up of any Hazardous Materials upon or under, on or off site, associated with, generated on or flowing or originating from the Premises. The term "LIABILITIES" as used in this PARAGRAPH 18 is hereby defined as any and all liabilities, expenses, demands, damages, punitive or exemplary damages, consequential damages, costs, cleanup costs, response costs, losses, causes of action, claims for relief, attorneys and other legal fees, other professional fees, penalties, fines, assessments and charges.

     19. Costs and Attorneys' Fees. If either party shall bring an action to recover any sum due hereunder, or for any breach hereunder, and shall obtain a judgment or decree in its favor, the court may award to such prevailing party its reasonable costs and reasonable attorneys' fees, specifically including reasonable attorneys' fees incurred in connection with any appeals (whether or not taxable or assessable as such by law). Landlord shall also be entitled to recover from Tenant Landlord's reasonable attorneys' fees and costs incurred in any bankruptcy action filed by or against Tenant, including, without limitation, those incurred in seeking relief from the automatic stay, in dealing with the assumption or rejection of this Lease, in any adversary proceeding, and in the preparation and filing of any proof of claim.

     20. Default; Remedies.


          (a) Default. Upon the occurrence of any one or more of the following events (the "EVENTS OF DEFAULT"), Landlord shall have the right to exercise any rights or remedies available in this Lease, at law or in equity. Events of Default shall be:

                  (i) Tenant's failure to pay when due any regularly scheduled payment of Rent, or any other sum of money payable hereunder (whether as additional rent or otherwise) and such failure is not cured within ten (10) days after receipt of written notice thereof from Landlord, (but Landlord shall be obligated to tender notice of such default only once in any given twelve (12) month period, and thereafter it shall be an Event of Default any time a required payment is not received within ten (10) days of the date such sum was due if Landlord has given notice of default relating to Tenant's failure to pay any regularly scheduled payment of Rent in the Preceding twelve (12) month period);


                  (ii) Tenant's failure to pay when due any other payment of Rent, or any other sum of money payable hereunder (whether as additional rent or otherwise) and such failure is not cured within thirty (30) days after receipt of written notice thereof from Landlord;


                  (iii) Tenant's failure to perform any other of the terms, covenants or conditions contained in this Lease if not remedied within thirty (30) days after receipt of written notice thereof, or, if such default cannot reasonably be remedied within such period, Tenant does not within thirty (30) days after written notice thereof commence such act or acts as shall be necessary to remedy the default and shall not thereafter diligently complete such act or acts within a reasonable time, provided, however, in no event shall such "CURE PERIOD" extend beyond one hundred twenty (120) days after written notice thereof;


                  (iv) if Tenant becomes bankrupt or insolvent, or files any debtor proceedings, or files pursuant to any statute a petition in bankruptcy or insolvency or for reorganization, or files a petition for the appointment of a receiver or trustee for all or substantially all of its assets, and such petition or appointment shall not have been set aside within sixty (60) days from the date of such petition or appointment, or if any of the foregoing are filed against Tenant, or if Tenant makes an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due, or if Tenant's interest in this Lease is attached, seized or made subject to any other judicial seizure and such seizure or attachment is not discharged within sixty (60) days;

                  (v) Tenant's failure to provide insurance coverage (or allows such coverage to be canceled or lapse) pursuant to its obligation hereunder;

                  (vi) if Tenant is liquidated or dissolved, or begins proceedings toward such liquidation or dissolution, or, in any manner, permits the sale or divestiture of substantially all of its assets;

                  (vii) if a Change of Control occurs or the estate or interest of Tenant in the Premises or any part thereof is voluntarily or involuntarily transferred, assigned, conveyed, levied upon or attached in any proceeding, unless Tenant is contesting such lien or attachment in good faith in accordance with PARAGRAPH 27 hereof;


                  (viii) if there has been a notice of default under or a termination or relinquishment of the franchise or license pursuant to which Tenant or an Affiliate conducts business on or from the Premises ("FRANCHISE"), provided that such event shall not constitute an Event of Default if (i) no other Event of Default enumerated in this PARAGRAPH 20 shall occur and be continuing, and (ii) at a date no later than the period allowed to Tenant pursuant to the Franchise to cure such default, termination or relinquishment, Tenant or an Affiliate has cured such default thereunder so that there is no default, termination or relinquishment of the Franchise, or Tenant has entered into a written new or amended Franchise for operation of motor vehicle retail or motor vehicle related businesses at the Premises with a substitute franchisor or licensor acceptable to Landlord on terms and conditions acceptable to Landlord, which acceptance shall not be unreasonably withheld or delayed;


                  (ix) Tenant's failure to provide Landlord immediate notice of Tenant's receipt of notice of (A) a default or potential default by Tenant under the Franchise, or (B) the Franchiser's intent to terminate, suspend or not renew the Franchise;


                  (x) if Tenant or any of its Affiliates defaults under any other lease with Landlord or an Affiliate of Landlord, unless such default is premised upon a default, suspension or termination of any Franchise agreement.

     Remedies. If any of the Events of Default hereinabove specified shall occur and be continuing, Landlord shall have and may exercise any one or more of the following rights and remedies:


                  (i) Landlord may, by written notice thereof to Tenant, terminate this Lease and, peaceably or pursuant to appropriate legal proceedings, re-enter, retake and resume possession of the Premises for Landlord's own account and, for Tenant's breach of and default under this Lease, recover immediately from Tenant any and all Rent and other sums and damages due or in existence at the time of such termination, including, without limitation: (A) all Rent and other sums, charges, payments, costs and expenses agreed and/or required to be paid by Tenant to Landlord hereunder; (B) all reasonable costs and expenses of Landlord in connection with the recovery of possession of the Premises, including reasonable attorneys' fees and court costs; and (C) all costs and expenses of Landlord in connection with any reletting or attempted reletting of the Premises or any part or parts thereof, including, without limitation, brokerage fees, attorneys' fees and the cost of any alterations or repairs which may be reasonably required to so relet the Premises, or any part or parts thereof.

                 (ii) Landlord may, by written notice thereof to Tenant, terminate Tenant's option to renew this Lease for any or all of the Renewal Terms.

                 (iii) Landlord may, pursuant to any prior notice required by law, and without terminating this Lease, peaceably or pursuant to appropriate legal proceedings, re-enter, retake and resume possession of the Premises for the account of Tenant, make such alterations of and repairs to the Premises as may be reasonably necessary in order to relet the same or any part or parts thereof and relet or attempt to relet the Premises or any part or parts thereof for such term or terms (which may be for a term or terms extending beyond the Term), at such Rent and upon such other terms and provisions as Landlord, in its reasonable discretion may deem advisable. In the event that Landlord retakes and resumes possession of the Premises, it shall use reasonable efforts to mitigate any damages it suffered by virtue of Tenant's default. Upon any such reletting, all rents received by Landlord from such reletting shall be applied: (A) first, to the payment of all costs and expenses of recovering possession of the Premises; (B) second, to the payment of any costs and expenses of such reletting, including brokerage fees, attorneys' fees and the cost of any alterations and repairs reasonably required for such reletting; (C) third, to the payment of any indebtedness, other than Rent, due hereunder from Tenant to Landlord, and to satisfy any liens encumbering Tenant's leasehold interest; (D) fourth, to the payment of all Rent and other sums due and unpaid hereunder; and (E) fifth, the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. If the rents received from such reletting during any period shall be less than that required to be paid during that period by Tenant hereunder, then Tenant shall promptly pay any such deficiency to Landlord and failing the prompt payment thereof by Tenant to Landlord, Landlord shall immediately be entitled to institute legal proceedings for the recovery and collection of the same. Such deficiency shall be calculated and paid at the time each payment of Rent shall otherwise become due under this Lease, or, at the option of Landlord, immediately. Landlord shall, in addition, be immediately entitled to sue for and otherwise recover from Tenant any other damages occasioned by or resulting from any abandonment of the Premises or other breach of or default under this Lease other than a default in the payment of Rent. No such re-entry, retaking or resumption of possession of the Premises by Landlord for the account of Tenant shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention shall be given to Tenant or unless the termination of this Lease be decreed by a court of competent jurisdiction. Notwithstanding any such re-entry and reletting or attempted reletting of the Premises or any part or parts thereof for the account of Tenant without termination, Landlord may at any time thereafter, upon written notice to Tenant, elect to terminate this Lease or pursue any other remedy available to Landlord for Tenant's previous breach of or default under this Lease.


                 (iv) Landlord may, without re-entering, retaking or resuming possession of the Premises, sue for all Rent and all other sums, charges, payments, costs and expenses due from Tenant to Landlord hereunder either:
     (A) as they become due under this Lease, taking into account that Tenant's right and option to pay the Rent hereunder on a monthly basis in any particular Lease Year is conditioned upon the absence of a default on Tenant's part in the performance of its obligations under this Lease; or
     (B) at Landlord's option, accelerate the maturity and due date of the whole or any part of the Rent for the entire then-remaining unexpired balance of the Term (reduced to its present value, applying an interest rate of __________ percent ( %), as well as all other sums, charges, payments, costs and expenses required to be paid by Tenant to Landlord hereunder, including, without limitation, damages for breach or default of Tenant's obligations hereunder in existence at the time of such acceleration, such that all sums due and payable under this Lease shall, following such acceleration, be treated as being and, in fact, be due and payable in advance as of the date of such acceleration. Landlord may then proceed to recover and collect all such unpaid Rent and other sums so sued for from Tenant by distress, levy, execution or otherwise.


                 (v) Landlord may require Tenant to immediately transfer to Landlord all amounts held by Tenant in the trust account established pursuant to PARAGRAPH 15 above and, thereafter, to deposit on the first day of each month together with and in addition to the regular installment of Rent, an amount equal to one-twelfth (1/12) of the yearly taxes and assessments as estimated by Landlord to be sufficient to enable Landlord to pay, at least thirty (30) days before they become delinquent, all taxes, assessments, and other similar charges and insurance premiums against the Premises or any part thereof. Such added payments shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of Landlord, and no interest shall be payable with respect thereto. Upon demand of Landlord, Tenant shall deliver to Landlord such additional moneys as are necessary to make up any deficiencies in the amounts necessary to enable Landlord to pay such taxes, assessments and similar charges and insurance premiums.

         In addition to the remedies hereinabove specified and enumerated, Landlord shall have and may exercise the right to invoke any other remedies allowed at law or in equity as if the remedies of re-entry, unlawful detainer proceedings and other remedies were not herein provided. Accordingly, the mention in this Lease of any particular remedy shall not preclude Landlord from having or exercising any other remedy at law or in equity.

Nothing herein contained shall be construed as precluding Landlord from having or exercising such lawful remedies as may be and become necessary in order to preserve Landlord's right or the interest of Landlord in the Premises and in this Lease, even before the expiration of any notice periods provided for in this Lease, if under the particular circumstances then existing the allowance of such notice periods will prejudice or will endanger the rights and estate of Landlord in this Lease and in the Premises.

    21. Eminent Domain.


     (a) Complete Taking. If the whole of the Premises shall be taken for any public or quasi-public use under any statute or by right of eminent domain, or by private purchase in lieu thereof, then this Lease shall automatically terminate as of the date that title shall be taken.

      (b) Partial Taking. If any part of the Premises shall be so taken, such that the Premises may still be used for its intended purposes, this Lease shall not terminate or be terminated and Tenant shall restore the remaining portion of the Premises to the extent necessary to render it reasonably suitable for the purposes for which it was leased and make all repairs to any building damaged by such taking to the extent necessary to constitute such building a complete architectural unit. If after such partial taking, Landlord and Tenant shall determine in their reasonable discretion that the Premises cannot be used for their intended purposes, then the term of this Lease shall end on the effective date of such taking. If after such partial taking, this Lease shall not so terminate, then the rent to be paid by Landlord after such taking shall be equitably adjusted as Landlord and Tenant shall then agree. Any disagreement between Landlord and Tenant regarding the foregoing matters shall be determined by arbitration in accordance with the Commercial Rules of the American Arbitration Association.

     (c) Award. All awards and other compensation made to Tenant in any taking by eminent domain or recovery for inverse condemnation, either permanent or temporary, of all or any part of the Premises or any easement or any appurtenance thereto, including severance and consequential damages and change in grade of any street, are hereby assigned to Landlord, and Tenant hereby irrevocably appoints Landlord as its attorney-in-fact, coupled with an interest, and authorizes, directs and empowers such attorney, at the option of said attorney, on behalf of Tenant, its successors and assigns, to adjust or compromise the claim for any such award and alone to collect and receive the proceeds thereof, to give proper receipts and acquittances therefor and, after deducting any expenses of collection and subject to the conditions and limitations set forth below, to hold such proceeds without any allowance of interest and make the same available for restoration or rebuilding the improvements which are part of the Premises. Such proceeds shall be paid to and held and disbursed by an escrow agent in the manner and under the conditions provided in paragraph 12 above. If the proceeds are made available by Landlord to reimburse Tenant for the cost of restoration or rebuilding, any surplus which may remain out of any award after payment of such cost of restoration or rebuilding shall be the sole property of Landlord.

     (d) Notices; Assignments. Each of Landlord and Tenant further covenants and agrees to give the other immediate notice of the actual or threatened commencement of any proceedings under eminent domain and to deliver to the other copies of any and all papers served in connection with any such proceedings. Tenant shall make, execute and deliver to Landlord, at any time or times, upon request, free, clear and discharged of any encumbrance of any kind whatsoever, any and all further assignments and/or other instruments deemed necessary by Landlord for the purpose of validly and sufficiently assigning all such awards and other compensation heretofore or hereafter made to Landlord (including the assignment of any award from the United States government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for payment thereof).


    22. Liability of Landlord. Landlord shall not be liable to Tenant, its employees, agents, contractors, business invitees, licensees, customers, clients, family members or guests for any damage, injury, loss, compensation or claim, including, but not limited to, claims for the interruption of or loss to Tenant's business, based on, arising out of or resulting from any cause whatsoever, except in the event of its clear failure to comply with its obligations hereunder, including, but not limited to: (a) repairs to any portion of the Premises; (b) interruption in Tenant's use of the Premises; (c) any accident or damage resulting from the use or operation (by Landlord, Tenant or any other person or persons) of any equipment within the Premises, including without limitation, heating, cooling, electrical or plumbing equipment or apparatus; (d) the termination of this Lease by reason of the condemnation or destruction of the Premises in accordance with the provisions of this Lease; (e) any fire, robbery, theft, mysterious disappearance or other casualty; (f) the actions of any other person or persons; and

(g) any leakage or seepage in or from any part or portion of the Premises, whether from water, rain or other precipitation that may leak into, or flow from, any part of the Premises, or from drains, pipes or plumbing fixtures in the Improvements. Any goods, property or personal effects stored or placed by Tenant or its employees in or about the Premises shall be at the sole risk of Tenant.

   23. Indemnification of Landlord. In addition to any other indemnification obligations in this Lease, Tenant shall defend, indemnify and save and hold Landlord harmless from and against any and all liabilities, obligations, losses, damages, injunctions, suits, actions, fines, penalties, claims, demands, costs and expenses of every kind or nature, including reasonable attorneys' fees and expenses and court costs and actual or consequential damages, incurred by, imposed upon or asserted against Landlord, its officers, trustees, employees, shareholders, agents or Affiliates, arising directly or indirectly from or out of: (a) any breach, violation or nonperformance by Tenant or any person claiming under Tenant, or the employees, agents, contractors, invitees or visitors of Tenant of any of the terms, provisions, representations, warranties, covenants or conditions of this Lease on Tenant's part to be performed or any law, ordinance or governmental requirement of any kind; (b) any use, condition, operation or occupancy of the Premises during the Term hereof; (c) any acts, omissions or negligence of Tenant, in, on, or about the Premises during the Term hereof; (d) any accident, injury, death or damage to the person, property or business of Tenant, its employees, agents, contractors, invitees, visitors or any other person which shall happen at, in or upon the Premises, however occurring during the Term hereof; (e) any matter or thing growing out of the condition, occupation, maintenance, alteration, repair, use or operation by any person of the Premises, or any part thereof, or the operation of the business contemplated by this Lease to be conducted thereon, thereat, therein, or therefrom which occurs during the Term hereof; (f) any failure of Tenant to comply with any laws, ordinances, requirements, orders, directions, rules or regulations of any governmental authority, including, without limitation, the Accessibility Laws; (g) any contamination of the Premises, or the ground waters thereof, arising on or after the date Tenant takes possession of the Premises and occasioned by the use, transportation, storage, spillage or discharge thereon, therein or therefrom of any toxic or hazardous chemicals, compounds, materials or substances or any violation of the covenants of PARAGRAPH 18 above;
(h) any discharge of toxic or hazardous sewage or waste materials from the Premises into any septic facility or sanitary sewer system serving the Premises arising on or after the date Tenant takes possession of the Premises; (i) any brokers or agents fees and commissions incurred during or with respect to the Term hereof; or (j) any other act or omission of Tenant, its employees, agents, invitees, customers, licensees or contractors which occurs during the Term hereof.

     Tenant's indemnity obligations under this PARAGRAPH 23 and elsewhere in this Lease arising prior to the termination or assignment of this Lease shall survive any such termination or assignment.


     24. Notice of Claim or Suit. Tenant shall promptly notify Landlord of any claim, action, proceeding or suit instituted or threatened against Tenant or Landlord which relates to the Premises of which Tenant receives notice or of which Tenant acquires knowledge. If Landlord is made a party to any action for damages or other relief against which Tenant has indemnified Landlord, as aforesaid, then Tenant shall defend Landlord, pay all costs and shall provide effective counsel to Landlord in such litigation with counsel reasonably satisfactory to Landlord and shall pay any and all judgments or sums due pursuant to any settlement agreement which is mutually satisfactory to Landlord and Tenant.


     25. Liens, Generally. Tenant shall not create or cause to be imposed, claimed or filed upon the Premises, or any portion thereof, or upon the interest of Landlord therein, any lien, charge or encumbrance whatsoever. If, because of any act or omission of Tenant, any such lien, charge or encumbrance shall be imposed, claimed or filed, Tenant shall, at its sole cost and expense, cause the same to be fully paid and satisfied or otherwise discharged of record (by bonding or otherwise) and Tenant shall indemnify and save and hold Landlord harmless from and against any and all costs, liabilities, suits, penalties, claims and demands whatsoever, and from and against any and all attorneys' fees, at both trial and all appellate levels, resulting or on account thereof and therefrom. If Tenant shall fail to comply with the foregoing provisions of this PARAGRAPH 25, then Landlord shall have the option of paying, satisfying or otherwise discharging (by bonding or otherwise) such lien, charge or encumbrance and Tenant shall reimburse Landlord, upon demand and as additional rent, for all sums so paid and for all costs and expenses incurred by Landlord in connection therewith, together with interest thereon, until paid.

     26. Mechanics Liens. Landlord's interest in the Premises shall not be subjected to liens of any nature by reason of Tenant's construction, alteration, renovation, repair, restoration, replacement or reconstruction of any improvements on or in the Premises, or by reason of any other act or omission of Tenant (or of any person claiming by, through or under Tenant) including, but not limited to, mechanics' and materialmen's liens. All persons dealing with Tenant are hereby placed on notice that such persons shall not look to Landlord or to Landlord's credit or assets (including Landlord's interest in the Premises) for payment or satisfaction of any obligations incurred in connection with the construction, alteration, renovation, repair, restoration, replacement or reconstruction thereof by or on behalf of Tenant. Tenant has no power, right or authority to subject Landlord's interest in the Premises to any mechanics or materialmen's lien or claim of lien. If a lien, a claim of lien or an order for the payment of money shall be imposed against the Premises on account of work performed, or alleged to have been performed, for or on behalf of Tenant, Tenant shall, within thirty (30) days after written notice of the imposition of such lien, claim or order, cause the Premises to be released therefrom by the payment of the obligation secured thereby or furnish a bond or by any other method prescribed or permitted by law. If a lien is released, Tenant shall thereupon furnish Landlord with a written instrument of release in form for recording or filing in the appropriate office of land records of the County in which the Premises is located, and otherwise sufficient to establish the release as a matter of record.

     27. Contest of Liens. Tenant may, at its option, contest the validity of any lien or claim of lien if Tenant shall have first posted an appropriate and sufficient bond in favor of the claimant or paid the appropriate sum into court, if permitted by law, and thereby obtained the release of the Premises from such lien. If judgment is obtained by the claimant under any lien, Tenant shall pay the same immediately after such judgment shall have become final and the time for appeal therefrom has expired without appeal having been taken. Tenant shall, at its own expense, defend the interests of Tenant and Landlord in any and all such suits; provided, however, that Landlord may, at its election, engage its own counsel and assert its own defenses, in which event Tenant shall cooperate with Landlord and make available to Landlord all information and data which Landlord deems necessary or desirable for such defense.


     28. Notices of Commencement of Construction. If required by the laws of the State in which the Premises are located or in the event permitted by the laws of the State in which the Premises are located and Landlord so requests upon Tenant giving notice to Landlord of its intended construction, and in the event that Tenant reasonably contemplates construction of any work on the Premises will cost, in the aggregate, Fifty Thousand Dollars ($50,000.00) or more, prior to commencement by Tenant of any work on the Premises which shall have been previously permitted by Landlord as provided in this Lease, Tenant shall record or file a notice of the commencement of such work (the "NOTICE OF COMMENCEMENT") in the land records of the County in which the Premises are located, identifying Tenant as the party for whom such work is being performed, stating such other matters as may be required by law and requiring the service of copies of all notices, liens or claims of lien upon Landlord. Any such Notice of Commencement shall clearly reflect that the interest of Tenant in the Premises is that of a leasehold estate and shall also clearly reflect that the interest of Landlord as the fee simple owner of the Premises shall not be subject to mechanics or materialmen's liens on account of the work which is the subject of such Notice of Commencement. A copy of any such Notice of Commencement shall be furnished to and approved by Landlord and its attorneys prior to the recording or filing thereof, as aforesaid.

     29. Limitation on Liability of Landlord. If Tenant is awarded a money judgment against Landlord, then Tenant's sole recourse for satisfaction of such judgment shall be limited to execution against the Premises and any other premises leased by Landlord to an Affiliate of Tenant. In no event shall any stockholder, shareholder, partner, employee, officer or beneficiary of Landlord be personally liable for the obligations of Landlord hereunder.


     30. Franchise and License Agreements. Tenant shall keep and maintain in full force during the Term all Franchise agreements, management agreements, service and maintenance contracts, equipment leases and other contracts or agreements reasonably necessary to the operation of the Premises for its Permitted Use. Tenant shall, at its sole cost and expense, pay all franchise fees, license fees, management fees or other expenses of any kind or nature whatsoever in connection with its operation of the Premises for its Permitted Use.

     31. "Net" Lease. Landlord and Tenant acknowledge and agree that this Lease shall be and constitute what is generally referred to as a "triple net" or "absolute net" lease, such that Tenant shall be obligated hereunder to pay all costs and expenses incurred with respect to, and associated with, the Premises and the business operated thereon and therein, including, without limitation, all taxes and assessments, utility charges, insurance costs, maintenance costs and repair and restoration expenses (all as more particularly herein provided).

     32. Representations, Warranties and Special Covenants. The Representations, Warranties and Special Covenants attached hereto as EXHIBIT E are incorporated herein by this reference.

     33. Notices. All notices, approvals, requests, consents and other communications given pursuant to this Lease shall be in writing and shall be deemed to have been duly given (i) when actually received if (a) either (x) hand delivered, (y) sent by facsimile transmission (in which event proof of delivery shall be by telephone) (and a duplicate of such notice in (x) or (y) or such notice shall be deposited in a regularly maintained receptacle for the deposit of United States mail, sent by registered or certified mail, postage and charges prepaid); (ii) two (2) days after the same was deposited in a regularly maintained receptacle for the deposit of United States mail, sent by registered or certified mail, postage and charges prepaid; or (iii) the next business day if sent via a national overnight delivery service, addressed as follows or at such other address as either party may specify from time to time by notice to the other party at least five (5) days prior notice of the changed address:



-------------------------------------------------------------------------------------------------------------------------------

  TO TENANT:                                                    With a copy to:

                                                                Mr. Charles B. Lee, Jr.
                                                                Parker, Poe, Adams & Bernstein L.L.P.
                                                                2500 Charlotte Plaza
                                                                Charlotte, North Carolina  28244
                                                                Telephone:  (704) 335-9001
                                                                Telefax:    (704) 334-4706

----------------------------------------------------------------
  Attention:
----------------------------------------------------------------
  Telephone:
----------------------------------------------------------------
  Telefax:
-------------------------------------------------------------------------------------------------------------------------------



  TO LANDLORD:                                                  With a copy to:
  MarMar Realty Limited Partnership                             Alan G. Dexter
  6407 Idlewild Road, Building 2, Suite 111                     Parker, Poe, Adams & Bernstein L.L. P.
  Charlotte, North Carolina  28212                              2500 Charlotte Plaza
                                                                Charlotte, North Carolina  28244
----------------------------------------------------------------Telephone:  (704) 335-9042
  Attention:       Jim Mezzanotte                               Telefax:    (704) 334-4706
----------------------------------------------------------------
  Telephone:       (704) 566-4081
----------------------------------------------------------------
  Telefax:         (704) 566-6031
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------


     34. No Waiver. No course of dealing between Landlord and Tenant, or any delay or omission of Landlord or Tenant to insist upon a strict performance of any term or condition of this Lease shall be deemed a waiver of any right or remedy that such party may have, and shall not be deemed a waiver of any subsequent breach of such term or condition.

     35. Quiet Enjoyment. Landlord covenants that Tenant, upon paying the Rent and observing and keeping the covenants, agreements and stipulations of this Lease on its part to be kept, shall lawfully, peaceably and quietly hold, occupy and enjoy the Premises during the Term without hindrance, ejection or molestation. Landlord covenants and warrants that it is lawfully seized of the Premises and has good, right and lawful authority to enter into this Lease for the full term aforesaid, that the Premises are free and clear of all encumbrances that would prevent Landlord from having such right and authority and that Landlord will put Tenant in actual possession of the Premises on the Commencement Date.

     36. Subordination, Non-Disturbance and Attornment. In the event that Landlord elects, in its sole discretion, to place any form of financing on the Premises, Tenant agrees to promptly enter into, execute and deliver to the requesting party a commercially reasonable subordination, non-disturbance and attornment agreement with any such lender, which shall acknowledge that this Lease, Tenant's interest hereunder and Tenant's leasehold interest in and to the Premises are junior, inferior, subordinate and subject in right, title, interest, lien, encumbrance, priority and all other respects to any such mortgage (which term when used anywhere in this Lease includes deeds of trust and other security instruments and interests) or mortgages now or hereafter in force and effect upon or encumbering Landlord's interest in the Premises, or any portion thereof, and to all collateral assignments by Landlord to any third party or parties of any of Landlord's rights under this Lease or the rents, issues and profits thereof or therefrom as security for any liability or indebtedness, direct, indirect or contingent, of Landlord to such third party or parties, and to all future modifications, extensions, renewals, consolidations and replacements of, and all amendments and supplements to any such mortgage, mortgages or assignments. If, within fifteen (15) days following Tenant's receipt of a written request by Landlord or the holder or proposed holder of any such mortgage, mortgages or assignments, Tenant shall fail or refuse or shall have not executed any such subordination, non-disturbance and attornment agreement, Tenant shall be in breach and default of its obligation to do so and of this Lease and Landlord shall be entitled thereupon to exercise any and all remedies available to Landlord pursuant to this Lease or otherwise provided by law.

   37. Brokers. Landlord and Tenant represent and warrant to the other that neither of them have engaged or contracted with any person, firm or entity to serve or act as a broker, agent or finder for the purpose of leasing the Premises, and that no broker's or real estate or other similar commissions or fees are or shall be due in respect of the transaction contemplated by this Lease. Landlord and Tenant each shall indemnify, defend and save harmless the other from and against any cost and expense, including reasonable attorney's fees, incurred by the other as a result of the untruth of any of the foregoing representations made by it.

     38. Invalidity. If any provision of this Lease shall be declared invalid or unenforceable, the remainder of this Lease shall continue in full force and effect.

     39. Counterparts. This Lease may be executed in two (2) or more counterparts, which taken together shall be deemed one (1) original.


     40. Memorandum of Lease. The parties hereto agree not to record this Lease. The parties agree to execute and to record in the appropriate local registry a Memorandum of this Lease in the form attached as EXHIBIT B.

     41. Cumulative. All rights and remedies of Landlord and Tenant herein shall be cumulative and none shall be exclusive of any other or of any rights and remedies allowed by law.

     42. Governing Law. This Lease shall be governed by, construed, and enforced in accordance with the laws of the state in which the Premises is located.

     43. Successors and Assigns, Relationship. The covenants, terms, conditions, provisions, and undertakings in this Lease shall extend to and be binding upon the permitted successors, and assigns of the respective parties hereto, and shall be construed as covenants running with the land. This Lease creates and evidences a lease between Landlord and Tenant, and not a partnership, joint venture, or other type of ownership inconsistent with a lease, and neither Landlord nor Tenant shall make any representation to the contrary.

     44. Entire Agreement. This Lease, together with any exhibits attached hereto, contains the entire agreement and understanding between the parties. There are no oral understandings, terms, or conditions, and neither party has relied upon any representation, express or implied, not contained in this Lease. All prior understandings, terms, or conditions are deemed merged in this Lease. This Lease cannot be changed or supplemented orally, but may be modified or amended only by a written instrument executed by the parties. Any disputes regarding the interpretation of any portion of this Lease shall not be presumptively construed against the drafting party.

     45. Survival. Tenant's indemnity obligations herein, including, without limitation, those set forth in PARAGRAPH 18 shall survive termination of this Lease.

     46. Estoppel Certificates. Tenant shall from time to time, within fifteen
(15) days after request by Landlord and without charge, give a Tenant Estoppel Certificate in the form attached hereto as EXHIBIT D and containing such other matters as may be reasonably requested by Landlord to any person, firm or corporation specified by Landlord. If Tenant does not return the Tenant Estoppel Certificate within such fifteen-day period, Tenant shall be deemed to have consented to the information contained therein as if Tenant had executed such Tenant Estoppel Certificate and returned it to Landlord.

     47. Time. Time is of the essence in every particular of this Lease, including, without limitation, obligations for the payment of money.

     48. Captions and Headings. The captions and headings in this Lease have been inserted herein only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of, or otherwise affect, the provisions of this Lease.

     49. Waiver of Jury Trial. TO THE EXTENT ALLOWED BY APPLICABLE LAW, TENANT AND LANDLORD HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM OR THEIR HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LEASE OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO LANDLORD'S ACCEPTING THIS LEASE.


     50. Signage. Tenant shall have the right to install signs containing Tenant's trade name and such other identification signs on the Premises as are permitted by applicable governmental laws and regulations. Tenant shall obtain all governmental permits, licenses and approvals necessary to erect such signs, and shall maintain such signs in good condition and repair. Tenant shall not remove any identification signs without first obtaining Landlord's written consent, which shall not be unreasonably withheld or delayed.

     51. Guaranty. At the time of Tenant's execution of this Lease, Tenant shall obtain the execution of the guaranty agreement in the form of EXHIBIT F attached hereto ("GUARANTY") by the Guarantor named therein ("GUARANTOR"). As a condition to Tenant's exercise of a Renewal Term and accompanying Tenant's notice of such exercise, Tenant shall deliver to Landlord a reaffirmation of the Guaranty executed by Guarantor.

     52. Pre-Existing Conditions. Notwithstanding anything to the contrary contained herein, with respect to any condition on the Premises which was created prior to the Term hereof which is or has been rendered unlawful or no longer in compliance with any applicable law or regulation, including, but not limited to, the discovery of Hazardous Materials on the Premises which were not caused by the Tenant's use or occupancy of the Premises or the requirement of any governmental entity to make alterations or repairs to the Premises which are not necessitated by Tenant's use or occupancy of the Premises ("PRE-EXISTING CONDITIONS"), Landlord agrees to use commercially reasonable efforts to have the condition remedied or payment for such condition paid by the party who created such condition or any other third party who might reasonably be deemed liable for such condition. In the event that Landlord is unable to seek recovery from any such third party after reasonable efforts to do so, Landlord shall notify Tenant of the condition and the costs associated with remediation or correction thereof or of any liability it has incurred thereby. Within ten (10) days following receipt of notice thereof, Tenant shall notify Landlord of its intent to (i) correct or remediate the condition within a reasonable time thereafter or
(ii) request that Landlord remediate or correct the condition, in which case Tenant's Base Rent hereunder shall increase by the product of such amount, multiplied by ____________percent ( %) annually throughout the remainder of the Term or until Landlord has been compensated in full for such costs, whichever comes first. In the event that Tenant agrees to correct or remediate the Pre-Existing Condition and fails to do within a reasonable time thereafter, Landlord shall give the Tenant written notice of its failure to comply. If the condition is not fully corrected or remediated within thirty (30) days thereafter, Landlord may commence to correct or remediate the Pre-Existing Condition and raise Tenant's Base Rent hereunder in the manner set forth above.

     IN WITNESS WHEREOF, the parties have hereunto executed this Lease the day and year first above written.

                                          LANDLORD:

                                          MAR MAR REALTY LIMITED PARTNERSHIP,
                                          a Delaware limited partnership  (SEAL)

                                          By:   MAR MAR REALTY TRUST,
                                          Its General Partner




ATTEST:

     By:                                                             By:
          -----------------------------------------------------           ----------------------------------------------------

    Its:                                                            Its:
          -----------------------------------------------------           ----------------------------------------------------


                                                                TENANT:

ATTEST:

     By:                                                             By:
          -----------------------------------------------------           ----------------------------------------------------

    Its:                                                            Its:
          -----------------------------------------------------           ----------------------------------------------------


                                    EXHIBIT A
                                       TO
                                 LEASE AGREEMENT

                                LEGAL DESCRIPTION

                                    EXHIBIT B
                                       TO
                                 LEASE AGREEMENT

               Prepared by: Parker, Poe, Adams & Bernstein L.L.P.
           Return to: 2500 Charlotte Plaza, Charlotte, NC 28244 (AGD)

                               MEMORANDUM OF LEASE


     THIS MEMORANDUM OF LEASE (this "MEMORANDUM") dated as of the _____ day of _________, 19___ is entered into by and between MAR MAR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (the "LANDLORD") with an address of 6407 Idlewild Road, Building 2, Suite 111, Charlotte, North Carolina 28212 and______________________ , a _________________(the "TENANT") with an address of
_____________________________________________.



                            W I T N E S S E T H THAT:


     Landlord has leased to Tenant, and Tenant has leased from Landlord, upon and subject to the covenants and agreements set forth in that certain Lease Agreement dated _________, 199___ (the "LEASE"), by and between Landlord and Tenant, certain premises (the "PREMISES") located in the County of ______________, and State of , more particularly described on EXHIBIT "A" attached hereto and made a part hereof.


     Landlord and Tenant record this Memorandum in lieu of recording the Lease itself for the purpose of placing the public on notice of inquiry as to the specific provisions, terms, covenants and conditions of the Lease, the provisions thereof material to this Memorandum being incorporated herein, made a part hereof by reference and available from either party hereto at their above-stated respective addresses.

     Without limitation, the Lease contains the following covenants and agreements between Landlord and Tenant, to-wit:

     1. Term. The Lease provides for an initial term ("INITIAL TERM") of _______ (______) years commencing ___________________, 199___ and ending at midnight, unless modified or earlier terminated pursuant to the terms of the Lease.

     2. Renewal. Provided Tenant is not in default, at the expiration of the Initial Term and at the expiration of the first Renewal Term (if exercised), Tenant shall have the option at each such expiration to renew this Lease for an additional five (5) year period (the "RENEWAL TERM(S)"). Each of the two Renewal Terms shall automatically commence as of the end of the Initial Term or the first Renewal Term, as applicable, unless Tenant gives Landlord written notice of termination not less than sixty (60) days prior to the expiration of the Initial Term or the first Renewal Term, as applicable.


     Nothing herein contained is intended to or does change, modify or affect any of the terms or provisions of the Lease or the rights, duties, obligations, easements and covenants running with the land created thereby, all of which remain in full force and effect.


     This Memorandum is binding on and shall inure to the benefit of the parties and their respective heirs, executors, personal representatives, successors and assigns and shall be appurtenant to and shall run with the land.

     WITNESS the hands of the undersigned as of the date and year first written above.

  [LOCAL ATTESTATION, SEALING, WITNESSING AND ACKNOWLEDGMENT MUST BE PROVIDED]

                                          LANDLORD:

                                          MAR MAR REALTY LIMITED PARTNERSHIP,
                                          a Delaware limited partnership (SEAL)

                                          By:   MAR MAR REALTY TRUST,
                                                its General Partner

                                          By:
                                              ---------------------------------

                                          Its:
                                              ---------------------------------


                                          TENANT:



                                          By:
                                              ---------------------------------

                                          Its:
                                              ---------------------------------

                                    EXHIBIT A
                                       TO
                               MEMORANDUM OF LEASE

                          LEGAL DESCRIPTION OF PREMISES

                                    EXHIBIT C
                                       TO
                                 LEASE AGREEMENT

                             INVENTORY OF PERSONALTY

                                    EXHIBIT D
                                       TO
                                 LEASE AGREEMENT

                           TENANT ESTOPPEL CERTIFICATE



     THIS TENANT ESTOPPEL CERTIFICATE ("CERTIFICATE") is given this _______ day of ______________,199__ by ___________________("TENANT") in favor of
____________________, a _____________________ with principal office and place of business at ________________________________ ("BENEFICIARY").



                                    RECITALS:


     A. Pursuant to the terms and conditions of that certain Lease Agreement ("LEASE") dated ____________ MAR MAR REALTY LIMITED PARTNERSHIP ("LANDLORD") leased to Tenant certain real property in ___________County ____________, ("LEASED PREMISES"), which Leased Premises are more particularly described in the Lease.


     B. Pursuant to the terms and conditions of the Lease, Beneficiary has requested that Tenant execute and deliver this Certificate with respect to the Lease.

     NOW, THEREFORE, in consideration of the above premises, Tenant hereby makes the following statements for the benefit of the Assignee:

     1. The copy of the Lease attached hereto and made a part hereof as EXHIBIT A is a true, correct and complete copy of the Lease, which Lease is in full force and effect as of the date hereof, and has not been modified or amended.

     2. The Lease sets forth the entire agreement between Landlord and Tenant relating to the leasing of the Leased Premises, and there are no other agreements, written or oral, relating to the leasing of the Leased Premises.

     3. There exists no uncured or outstanding defaults or events of default under the Lease, or events which, with the passage of time, and the giving of notice, or both, would be a default or event of default under the Lease.

     4. No notice of termination has been given by Landlord or Tenant with respect to the Lease.

     5. All payments due Landlord under the Lease through and including the date hereof have been made, including the monthly installment of Base Rent (as defined in the Lease) for the period of ______________________ to ___________________ in the amount of ___________________ AND NO/100 DOLLARS
($________________________).


     6. As of the date hereof, the annual Base Rent under the Lease is ____________________________________ AND NO/100 DOLLARS ($______________).


     7. There are no disputes between Landlord and Tenant with respect to any Rent due under the Lease or with respect to any provision of the Lease.

     8. Notwithstanding any provisions of the Lease which allow Landlord to assign the Lease without Tenant's consent, Tenant hereby consents to the [collateral] assignment of the Lease by Landlord to Beneficiary, and agrees that no terms and conditions of the Lease shall be altered, amended or changed as a result of such assignment.

     9. Tenant hereby agrees that from and after the date hereof duplicate copies of all written notices which Tenant is required to deliver to Landlord under the Lease with respect to defaults, events of default or failure to perform by Landlord under the Lease, shall be delivered to Beneficiary at the following address:

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------


     10. Tenant represents and warrants that (a) [if applicable] all conditions and requirements to be undertaken by Landlord under the Lease with respect to the construction of a __________________ on the Leased Premises have been completed, (b) [if applicable] all improvements constructed on the Leased Premises have been approved and accepted by Tenant, (c) all utility sources and utility companies which service the Leased Premises have been approved and accepted by Tenant and utility service is available to the Leased Premises, (d) Tenant is in occupancy of the Leased Premises pursuant to the Lease, (e) the parking spaces provided at the Leased Premises are acceptable and in compliance with the terms of the Lease, and (f) Tenant has no offsets, counterclaims or defenses with respect to its obligations under the Lease.

     11. Tenant understands and acknowledges that Beneficiary is relying upon the representations set forth in this Certificate, and may rely thereon in connection with the [collateral] assignment of the Lease to Beneficiary.


     IN TESTIMONY WHEREOF, witness the signature of Tenant as of the day and year first set forth above.

                                          LANDLORD:

                                          MAR MAR REALTY LIMITED PARTNERSHIP,
                                          a Delaware limited partnership  (SEAL)

                                          By:   MAR MAR REALTY TRUST,
                                          its General Partner



ATTEST:

     By:                                                             By:
          -----------------------------------------------------           ----------------------------------------------------

    Its:                                                            Its:
          -----------------------------------------------------           ----------------------------------------------------


                                                                TENANT:

ATTEST:

     By:                                                             By:
          -----------------------------------------------------           ----------------------------------------------------

    Its:                                                            Its:
          -----------------------------------------------------           ----------------------------------------------------


                                    EXHIBIT E
                                       TO
                                 LEASE AGREEMENT

                REPRESENTATIONS, WARRANTIES AND SPECIAL COVENANTS



     Tenant hereby represents, warrants and covenants to Landlord as follows. Unless specifically otherwise set forth, the following representations or warranties are made as of the date hereof but are not intended to be continuing warranties or representations.


     1.    Organization and Qualification.


     (a) Tenant is and will continue to be a [_______________] corporation duly organized, validly existing and in good standing under the laws of its state of incorporation or organization, with all power and authority, corporate or otherwise, necessary to: (i) enter into and perform this Lease; and (ii) own and lease its assets and properties, and conduct its business, as it is now being conducted or proposed to be conducted ("BUSINESS"). In the event that the Tenant's state of incorporation is not the state in which the Premises is located, Tenant is and will continue to be a duly qualified as a foreign corporation or other entity, as the case may be, to conduct its Business and own and lease its assets and properties, and is in good standing, in the state in which the Premises is located, and is duly qualified and licensed under all laws, regulations, ordinances or orders of public or governmental authorities, or otherwise to carry on its Business and own or lease its assets and properties in the state in which the Premises is located. Complete and correct copies of Tenant's charter, as in effect on the date hereof, and Tenant's by-laws, also as in effect on the date hereof, have been delivered to Landlord.

           (b) Each Affiliate that conducts operations or business on or from the Premises, whether now or at any time in the future, is and will continue to be duly organized, validly existing and in good standing under the laws of its organization, with all power and authority, corporate or otherwise, necessary to own and lease its assets and properties, and conduct its business, as it is now being conducted or proposed to be conducted. In the event that any such Affiliate's state of incorporation is not the state in which the Premises is located, each such Affiliate is and will continue to be duly qualified as a foreign corporation or other entity, as the case may be, to do business and own and lease its assets and properties, and is in good standing, in the state in which the Premises is located, and is duly qualified and licensed under all laws, regulations, ordinances or orders or public or governmental authorities or otherwise to carry on its business and own or lease its assets and properties in the state in which the Premises is located.

           (c) The representations and warranties set forth in this PARAGRAPH 1 are continuing representations and warranties which shall remain in effect for the entire Term of this Lease.

     "AFFILIATE" means with respect to any Person, (i) any Person that holds direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of voting securities or other voting interests representing at least five percent (5%) of the outstanding voting power of a Person or equity securities or other equity interests representing at least five percent (5%) of the outstanding equity securities or interests in a Person, or (ii) any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such Person.

     A "PERSON" shall mean and include natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, Indian tribes or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     2. Material Agreements. As of the date hereof, Tenant has previously furnished to Landlord correct and complete copies of (including all exhibits, schedules and amendments thereto) each agreement listed in EXHIBIT E-1, each as in effect on the date hereof (the "MATERIAL AGREEMENTS").


     3. Changes in Condition. As of the date hereof, since the date of the latest Annual Financial Statements, no Material Adverse Change has occurred between such date and the date hereof, and neither Tenant nor any Affiliate has entered into any material transaction outside the ordinary course of its or their operations or business, including the Business, except the matters contemplated by this Lease.

     "MATERIAL ADVERSE CHANGE" since a particular specified date, which may be specified from the circumstances existing immediately prior to the happening of a specified event or occurrence, or, if no date or event is specified, with reference to the most recent Annual Financial Statements delivered pursuant to this Lease, means a material adverse change in the operations, Business, assets, properties, Franchises, financial condition, income or prospects of Tenant or the operations, business, assets, properties, Franchises, financial condition, income or prospects of any Affiliate, whether or not such event or occurrence is an Event of Default. Nothing that would otherwise be a breach of any representation, warranty, covenant or obligation contained in this EXHIBIT E by any Affiliate shall be a breach of this Lease, unless such breach constitutes or causes a material adverse effect on the Business.

     4. Franchises, Licenses, etc. Tenant owns, or has a sufficient interest in, all Franchises, trademarks, trademark rights, trade names, trade name rights, copyrights, licenses, permits, authorizations and other rights as are necessary for the conduct of Tenant's Business as now conducted or proposed to be conducted by Tenant, as well as rights under any agreement under which Tenant has access to confidential information used by Tenant in Tenants' Business (collectively, the "INTELLECTUAL PROPERTY"). All Intellectual Property is in full force and effect in all material respects, and Tenant is in substantial compliance with the foregoing without any conflict with the valid rights of others, which has resulted, or could be reasonably likely to result in any Material Adverse Change. Tenant has not violated, or received any communication that by conducting its Business, it would violate any Franchise, patent, trademark, service mark, trade name, copyright, trade secret, proprietary right or process of any other Person, nor is Tenant aware of any such violations. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such Franchise or other right or affect the rights of Tenant so as to result in or reasonably be likely to result in any Material Adverse Change. There is no litigation or other proceeding or dispute or, to the knowledge of Tenant, threat thereof with respect to the validity or, where applicable, the extension or renewal, of any of the foregoing which has resulted, or could result, in any Material Adverse Change.


     5. Litigation. No litigation, at law or in equity, or any proceeding before any court, board or other governmental or administrative agency or any arbitrator or other forum of alternative dispute resolution is pending or, to the knowledge of Tenant, threatened which involves any risk of any final judgment, order or liability which, after giving effect to any applicable insurance, has resulted, or could result, in any Material Adverse Change or which seeks to enjoin the execution and consummation of this Lease and the performance of Tenant's obligations hereunder. No judgment, decree or order of any court, board or other governmental or administrative agency or any arbitrator has been issued against or binds Tenant, which has resulted, or could result, in any Material Adverse Change.

     6. Authorization and Enforceability. Tenant has taken all corporate or other action required to execute, deliver and perform this Lease. This Lease constitutes the legal, valid and binding obligation of Tenant and is enforceable against Tenant in accordance with its terms.

     7. No Legal Obstacle to Lease. Neither the execution and delivery of this Lease nor the performance of any obligation hereunder has constituted or resulted in or will constitute or result in:

           (a) any breach, violation of, conflict with, default under or termination of any agreement, contract, mortgage, instrument, deed or lease to which Tenant or any Affiliate is a party or by which it or they are bound;

           (b) the violation of or conflict with any law, statute, ordinance, judgment, decree, order, rule or regulation applicable to Tenant, any Affiliate, any Improvements, Personalty or the Premises; or

           (c) any violation of or conflict with Tenant's or any Affiliate's charter or by-laws or other organizational documents, as the case may be.

     No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by Tenant in connection with the execution, delivery and performance of this Lease.

     8.  Certain Business Representations:

           (a) Labor Relations. As of the date hereof, no dispute or controversy between Tenant or any Affiliate and its or their employees has resulted in, or is reasonably likely to result in, any Material Adverse Change, and neither Tenant nor any Affiliate anticipates that its relationships with its unions or employees will result, or are reasonably likely to result, in any Material Adverse Change. Tenant and each Affiliate is in compliance in all material respects with all federal and state laws relating to employees and labor relations, including, but not limited to, laws relating to health and safety in the workplace, non-discrimination in employment and the payment of wages.

           (b) Antitrust. Tenant and each Affiliate is in compliance in all material respects with all federal and state antitrust laws relating to Tenant's Business and the subsidiaries' businesses and the geographic concentration thereof.

           (c) Consumer Protection. Neither Tenant nor any Affiliate is in violation of any rule, regulation, order, or interpretation of any rule, regulation or order of the Federal Trade Commission (including the Federal Truth-in-Lending Act, Regulation Z and the official staff commentary thereto) or other federal, state or local public or governmental authority or agency, with which the failure to comply, in the aggregate, has resulted in, could result in, a Material Adverse Change.

           (d) Future Expenditures. Neither Tenant nor any Affiliate, anticipates that further expenditures, if any, by Tenant or any Affiliate needed to meet the provisions of any federal, state or foreign governmental statutes, orders, rules or regulation could result in any Material Adverse Change.


           (e) Benefit Liabilities. Neither Tenant nor any ERISA Affiliate maintains, contributes to, or is obligated to contribute to, nor has Tenant or any ERISA Affiliate maintained, contributed to, been obligated to contribute to, or had any direct, indirect, or contingent liability with respect to, any Title IV Plan. Tenant and each ERISA Affiliate have timely made all contributions required to be made with respect to each of their Tenant Benefit Plans. Each Tenant Benefit Plan has been maintained in compliance with its terms and with applicable laws (including specifically the Code and the Employee Income Security Act of 1974) ("ERISA"). Neither Tenant nor any ERISA Affiliate has incurred any obligation in connection with the termination or withdrawal from any Tenant Benefit Plan. Contributions made by Tenant or its ERISA Affiliates, as the case may be, to any Tenant Benefit Plan have been accounted for, and the liabilities associated therewith are disclosed, in Tenant's or its ERISA Affiliates', as the case may be, financial statements for the fiscal year ending before the date as of which this representation is given. The present value of the accrued benefit liabilities (whether or not vested) under each Tenant Benefit Plan, determined as of the end of Tenant's or its ERISA Affiliates', as the case may be, most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Tenant Benefit Plan allocable to such benefit liabilities. "TENANT BENEFIT PLAN" means any plan, fund, or other similar program described in Section 3(2) of ERISA and established or maintained or with respect to which Tenant and/or any ERISA Affiliate has an obligation to contribute for the benefit of its employees (or for which Tenant could be directly or contingently liable). "TITLE IV PLAN" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to Title IV of ERISA and is or has been established or maintained, by Tenant or any ERISA Affiliate, or to which contributions are, have been, or should have been made. "ERISA AFFILIATE" means any trade or business, whether or not incorporated, that, together with Tenant, is or has been under common control, within the meaning of Section 414(b), (c),
(m), or (o) of the Code or Section 4001 of ERISA.


     9. Certain Financial Covenants. Tenant is in compliance in all material respects with all financial covenants required to be maintained pursuant to any Franchise or other agreement pursuant to which Tenant operates its business, except in such respects as shall not result in any franchisor under any Franchise or operating agreement to which Tenant is a party taking any action that could result in a Material Adverse Change.

     10.   Financial Statements.

           (a) Tenant, at Tenant's cost, shall furnish to Landlord or any Mortgagee within thirty (30) days of the end of each fiscal quarter: (i) unaudited financial statements; or (ii) if Tenant's financial statements are required by the Securities and Exchange Commission to be separately stated (i.e., where the rent of Tenant is material to the operations of Landlord), unaudited financial statements reviewed by Tenant's independent public accountants, which shall include a profit and loss statement showing the results of operations at the Premises for the preceding fiscal quarter, with income and expense detail. Each report shall include a year-to-date cumulative report. If Landlord requests, Tenant shall provide reviewed financial statements for such fiscal quarter; provided, however, such review (except as provided for in clause
(ii)), shall be at Landlord's expense.

           (b) For each fiscal year, Tenant shall deliver to Landlord within forty-five (45) days of the end of such fiscal year financial statements prepared in accordance with generally accepted accounting principles ("GAAP") and audited by an independent accounting firm approved by Landlord, in its reasonable discretion (the "ANNUAL FINANCIAL STATEMENTS").

           (c) The representations and warranties set forth in this PARAGRAPH 10 are continuing representations and warranties which shall remain in effect for the entire Term of this Lease.


     11. Disclosure. This Lease does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make any statement contained herein not misleading in light of the circumstances under which it was made. To Tenant's knowledge, there is no event, fact or occurrence that has resulted, or in the future (so far as Tenant can reasonably foresee) could result, in any Material Adverse Change, except to the extent that present or future general and sector-specific economic conditions may result in a Material Adverse Change.


     12. Covenant Not To Acquire. Tenant covenants that, during the Term, Tenant and its controlling shareholders or their Affiliates will not acquire, directly or indirectly, more than 9.8% of the outstanding Common Shares or beneficial interest of Mar Mar Realty Trust. Tenant covenants that it will divest itself of such shares of Mar Mar Realty Trust as may be necessary to satisfy the limitation of this PARAGRAPH. The representations and warranties set forth in this PARAGRAPH 12 are continuing representations and warranties which shall remain in effect for the entire Term of this Lease.

     13. Net Worth Covenant. Tenant covenants that: (a) on the date hereof, Tenant has a Net Worth in an amount that is at least equal to the Rent payable under PARAGRAPH 4 for the entire first year of the Term, divided by two; and (b) throughout the Term, Tenant shall maintain a Net Worth in an amount that is at least equal to the Rent payable for the entire year following the year in which such Net Worth is being determined, divided by two (or in the case of the final year of a Term, at least equal to the Rent payable for that year, divided by two). For purposes of this PARAGRAPH 14, "NET WORTH" shall mean the excess of Tenant's assets over Tenant's liabilities, with the composition of such assets and liabilities being determined in accordance with GAAP; provided, however, that the fair market value of Tenant's assets shall be used in lieu of the book value of Tenant's assets and the following shall be excluded from Tenant's assets: (i) unamortized goodwill, organizational expenses, research and development expenses; trademarks, trade names, copyrights, patents, patent applications and other similar intangibles; (ii) all deferred charges that are not required to be capitalized in accordance with GAAP or unamortized debt discounts and expenses; (iii) treasury stock; (iv) securities that are not readily marketable; (v) this Lease or any other lease between Landlord and Tenant; and (vi) any items not included in clauses (i) through (v) above that are treated as intangibles in conformity with GAAP. As a consequence, only those assets recognized as assets under GAAP shall count in making such determination of Net Worth, and any such recognized asset shall count only to the extent of its fair market value as of the date of such determination. Tenant shall, promptly upon the request of Landlord, furnish such information to Landlord as Landlord reasonably determines to be necessary or appropriate to evidence that such Net Worth exists, including, but not limited to, financial statements, appraisals and certifications by Tenant of its Net Worth. The representations and warranties set forth in this PARAGRAPH 13 are continuing representations and warranties which shall remain in effect for the entire Term of this Lease.


     14. REIT Limitations.


           (a) Anything contained herein to the contrary notwithstanding, Tenant shall not: (i) sublet the Premises or assign this Lease on any basis such that the Rent or other amounts to be paid by the sublessee or assignee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of the sublessee or assignee or derived by any other Person from the Premises; (ii) sublet the Premises or assign this Lease to any Person that, under Section 856(d)(2)(B) of the Internal Revenue Code of 1986, as amended (the "CODE"), Landlord or its general partner owns, directly or indirectly (actually or by applying constructive ownership rules set forth in Section 856(d)(5) of the Code), a ten percent (10%) or greater interest (including in the case of any person which is a corporation, stock of such person possessing ten percent (10%) or more of the total combined voting power of all classes of stock entitled to vote, or ten percent (10%) or more of the total number of shares of all classes of stock of such person; or in the case of any person which is not a corporation, an interest of ten percent (10%) or more in the assets or net profits of such person); or (iii) sublet the Premises or assign this Lease in any other manner or otherwise derive any income which could cause any portion of the amounts received by Landlord pursuant hereto or any sublease to fail to qualify as "rents from real property" within the meaning of
Section 856(d) of the Code, or which could cause any other income received by Landlord to fail to qualify as income described in Section 856(c)(2) or (c)(3) of the Code. The requirements of this PARAGRAPH 14 shall likewise apply to any further assignment or subleasing by any subtenant.

           (b) Anything contained herein to the contrary notwithstanding: (i) Tenant does not, and shall not at any time during the Term own, directly or indirectly (actually or by applying constructive ownership rules set forth in Section 856(d)(5) of the Code) ten percent (10%) or more in value of the shares of the Company or unless expressly waived by the Board of Trustees of the Company, a ten percent (10%) or greater interest in Landlord; (ii) Tenant shall not in the event of any actual or imminent default engage in any transaction that would prevent Landlord from treating the Premises as "foreclosure property" (within the meaning of Section 856(e) of the Code); (iii) Tenant is not and will not be a "tax-exempt entity" (within the meaning of Section 168(h)(2) of the Code), and no person holding an interest in Tenant is or will be a person that causes all or any portion of the Premises to be treated as "tax-exempt use property" (within the meaning of Section 168(h)(1) of the Code); and (iv) Tenant shall at all times treat this Lease as a true lease for Federal income tax purposes.


           (c) Tenant acknowledges that Mar Mar Realty Trust, the general partner of Landlord (the "COMPANY"), intends to elect to be taxed as a real estate investment trust (a "REIT") under the Code. Tenant hereby agrees to modifications of this Lease which do not materially adversely affect Tenant's rights and liabilities if such modifications are required to retain or clarify the Company's status as a REIT.

           (d) The representations and warranties set forth in this PARAGRAPH 14 are continuing representations and warranties which shall remain in effect for the entire Term of this Lease.

     15. Notice of Tenant Defaults. Tenant shall obtain an agreement of Tenant's Franchisor to provide to Landlord within two (2) business days of Tenant's receipt thereof copies any written notices received by Tenant (or provide to Landlord written reports by Tenant of any verbal notices communicated to Tenant) alleging default by Tenant under any Franchise agreement. The representations and warranties set forth in this PARAGRAPH 15 are continuing representations and warranties which shall remain in effect for the entire Term of this Lease.

                                   EXHIBIT E-1
                                       TO
                                 LEASE AGREEMENT

                               MATERIAL AGREEMENTS

                                    EXHIBIT F

                                       TO
                                 LEASE AGREEMENT

                                 LEASE GUARANTY


     THIS LEASE GUARANTY (the "GUARANTY") is made this ___ day of __________, 199__ by SONIC AUTOMOTIVE, INC. a Delaware corporation ("GUARANTOR") in favor of MAR MAR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership [corporation/partnership] ("LANDLORD").


     WHEREAS:


     A. __________________, a _________________[corporation/partnership]
("TENANT") and Landlord executed that certain lease, dated ____________, 199___ (the "LEASE"), the terms and conditions of which Lease are hereby incorporated by reference, for certain premises located at _______________ in the City of ___________, ___________ County, _____________ (the "PREMISES").


     B. Landlord under the Lease requires as a condition to its execution of the Lease that Guarantor guarantee the performance and obligations of Tenant under the Lease. Guarantor desires to have Landlord and Tenant enter into the Lease and therefore desires to guaranty Tenant's performance under the Lease as hereinafter provided.

     NOW, THEREFORE, in consideration of, and as an inducement for the granting, execution and delivery of the Lease, and in further consideration of the sum of One Dollar ($1.00) and other good and valuable consideration paid by Landlord, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby covenants as follows:

     1. GUARANTY. Guarantor absolutely and unconditionally guarantees to Landlord the full, faithful and prompt: (i) payment of any and all Rent payable by Tenant under the Lease, and (ii) performance and observance of all the covenants, terms, conditions and agreements of the Lease to be performed and observed by Tenant. Guarantor does hereby become surety to Landlord for and with respect to all of the aforesaid obligations of Tenant under the Lease.

     2. COVENANTS. If Tenant defaults in the payment of any Rent payable by Tenant under the Lease or in the performance of any of the covenants, terms, conditions or agreements contained in the Lease, Guarantor will immediately: (i) pay such Rent to Landlord and any arrears thereof; (ii) faithfully perform and fulfill all of such covenants, terms, conditions and agreements; and (iii) pay to Landlord all damages, costs and expenses that may arise in consequence of any default by Tenant under the Lease (including, without limitation, all Reasonable Attorneys' Fees (as defined hereafter) incurred by Landlord or caused by any such default and/or by the enforcement of this Guaranty). This Guaranty is a primary, absolute, continuing and unconditional guaranty of payment and of performance. Guarantor's liability hereunder is direct and may be enforced without Landlord being required to resort to any other right, remedy or security. The validity of this Guaranty and the obligations of Guarantor hereunder shall not be terminated, affected or impaired by reason of the assertion or the failure to assert by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease.

     3. NON-RELEASE. This Guaranty shall remain in full force and effect without regard to, and shall not be released, discharged or in any way impaired by: (a) any amendment or modification of, or supplement to, or extension or renewal (pursuant to an option granted, holding over, or otherwise) of, the Lease (whether material or otherwise) or any assignment or transfer thereof, all of which Guarantor hereby consents to; (b) any exercise or non-exercise of any right, power, remedy or privilege under or in respect of the Lease or this Guaranty or any waiver, consent or approval by Landlord with respect to any of the covenants, terms, conditions or agreements contained in the Lease or any indulgences, forbearance or extensions of time for performance or observance allowed to Tenant from time to time and for any length of time; (c) the voluntary or involuntary liquidation or dissolution of Tenant, the sale of substantially all of the assets of Tenant, the marshaling of assets on liabilities, receiverships, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganizations, arrangement, composition or readjustment of, or other similar proceeding affecting Tenant or any of Tenant's assets; (d) any limitation on the liability or obligation of Tenant under the Lease or its estate in bankruptcy or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the National Bankruptcy Act or other statute or from the decision of any court; or (e) any extension, forbearance or leniency extended by Landlord to Tenant shall discharge Guarantor.

     4. REJECTION OF LEASE. This Guaranty of Lease will continue unchanged by any bankruptcy, reorganization or insolvency of Tenant or any successor or assignee thereof, or by a disaffirmance or abandonment by a trustee of Tenant. If the Lease is rejected or disaffirmed by Tenant or Tenant's trustee in bankruptcy pursuant to any bankruptcy law or any other law affecting creditor's rights, then Guarantor shall, and does hereby (without the necessity of any further agreement or act) assume all obligations and liabilities of Tenant under the Lease to the same extent as if: (a) Guarantor were originally named Tenant under the Lease; and (b) there had been no such rejection or disaffirmance. Guarantor shall, upon Landlord's request, promptly confirm in writing such assumption. No limitation on the liability of Tenant under the Lease which may now or hereafter be imposed by any federal, state or other statute, law or regulation applicable to such proceedings shall in any way limit the obligation of Guarantor hereunder, which obligation is co-extensive with Tenant's liability set forth within the Lease without regard to any such statutory or legal limitation.

     5. WAIVER OF NOTICE. Guarantor has been advised of and hereby waives the following rights: (a) presentment, demand for payment, and protest of non-performance under the Lease; (b) notice of any kind, including but not limited to notice of acceptance, notice of default and/or notice of any obligations or liabilities contracted or incurred by Tenant; (c) any right to require Landlord to enforce its rights and remedies against Tenant under the Lease or otherwise; (d) any right to require Landlord to proceed against any security held from Tenant or any other penalty; and (e) any and all right of subrogation.

     6. JOINT AND SEVERAL LIABILITY. Guarantor's liability shall be primary and joint and several with that of Tenant, notwithstanding the fact that Guarantor has had no prior notice of any default or of any forbearance or extension. Landlord may proceed against Guarantor under this Guaranty without initiating or exhausting any legal remedy against Tenant and may proceed against Tenant and Guarantor separately or concurrently. This is a guaranty of payment and not of collection.

     7. ASSIGNMENT BY LANDLORD. Landlord may, without notice, assign this Guaranty of Lease in whole or in part and no assignment or transfer of the Lease shall operate to extinguish or diminish the liability of the Guarantor hereunder.

     8. TENANT'S AFFILIATES. Landlord may enter into leases with Affiliates of Tenant. As an inducement to Landlord entering into leases with Tenant's Affiliates, Guarantor, Tenant and Tenant's Affiliates shall not receive or collect any payments, dividends, disbursements, distributions, contributions or any other sums from Tenant or Tenant's Affiliates at any time after an Event of Default has occurred under this Lease or any other lease between Landlord and:
(i) Tenant; (ii) any Affiliate of Tenant; (iii) Guarantor; or (iv) any Affiliate of Guarantor.

     9.  MISCELLANEOUS.

           (a) No Waiver. All of Landlord's rights and remedies under the Lease and under this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

           (b) Authority. Guarantor represents and warrants to Landlord that:
(i) the execution and delivery of this Guaranty has been duly authorized by the Board of Directors of Guarantor and constitutes Guarantor's valid and legally binding agreement in accordance with its terms; (ii) the making of this Guaranty does not require any vote or consent of shareholders of Guarantor; and (iii) Tenant is an indirect, wholly owned subsidiary of Guarantor. Guarantor hereby acknowledges and agrees that the Lease to Tenant is a direct material benefit to Guarantor, and that Landlord would not enter into the Lease without the benefit of this Guaranty.

           (c) Successors and Assigns. This Guaranty shall be legally binding upon Guarantor and its successors and assigns and shall inure to the benefit of Landlord and its successors and assigns.

           (d) Governing Law. This Guaranty shall be governed by the laws of the State of __________________________ .

           (e) Reasonable Attorney's Fees. As used herein, the term "REASONABLE ATTORNEY'S FEES" shall mean reasonable attorney's fees actually incurred (based on the actual number of hours worked by outside legal counsel and paralegals multiplied by their usual and customary hourly rates then in effect) and actual out-of-pocket legal expenses.


           (f) Invalidity. The invalidity or unenforceability of any term herein shall not affect the validity or enforceability of any other term.

           (g) Waiver of Jury Trial. TO THE EXTENT ALLOWED BY APPLICABLE LAW, GUARANTOR AND LANDLORD HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM OR THEIR HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO LANDLORD'S ACCEPTING THIS GUARANTY.

           (h) Terms. All capitalized terms used herein shall have the meaning designated to them in the Lease unless otherwise set forth herein.


                            (SIGNATURE PAGE FOLLOWS)

     IN WITNESS WHEREOF, Guarantor, intending to be legally bound hereby, has caused this Guaranty to be executed, sealed and delivered this _____day of ________________, 199____.


  [LOCAL ATTESTATION, SEALING, WITNESSING AND ACKNOWLEDGMENT MUST BE PROVIDED]

                                                         GUARANTOR:

                                                         SONIC AUTOMOTIVE, INC.




ATTEST:



     BY:                                                            BY:
          -----------------------------------------------------          -----------------------------------------------------

    ITS:                                                           ITS:
          -----------------------------------------------------          -----------------------------------------------------


[CORPORATE SEAL]                                                ADDRESS:


                                                                5401 E. Independence Blvd.
                                                                Charlotte, NC  28212

                                                                Attention:        Theodore M. Wright
                                                                                  Chief Financial Officer


  Accepted this _____ day of __________________199___


                                                                LANDLORD:

                                                                MAR MAR REALTY LIMITED PARTNERSHIP

                                                                      BY:
                                                                           ---------------------------------------------------

                                                                   TITLE:
                                                                           ---------------------------------------------------


                                  SCHEDULE 14D
                                       TO
                                 LEASE AGREEMENT

            SUBLEASES, CONCESSIONS, AGREEMENTS OR LICENSE AGREEMENTS